As filed with the Securities and Exchange Commission on May 27, 2011
Securities Act File No. 333-163614

Investment Company Act File No. 811-22363

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 5	☒

(Check appropriate box or boxes.)

The SteelPath MLP Funds Trust

(Exact Name of Registrant As Specified in Charter)

2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (214) 740-6040

Gabriel Hammond
2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

(Name and Address of Agent for Service)

Copies of Communications to:

Robert J. Zutz
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006
(202) 778-9000

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒ on May 29, 2011 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE STEELPATH MLP FUNDS TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus

Statement of Additional Information

Part C

Signature Page

Exhibits

PROSPECTUS

May 31, 2011

SteelPath MLP Select 40 Fund

Class A Shares (MLPAX)
Class C Shares (MLPEX)
Class I Shares (MLPOX)
Class Y Shares (MLPYX)

SteelPath MLP Alpha Fund

Class A Shares (MLPDX)
Class C Shares (MLPGX)
Class I Shares (MLPZX)

SteelPath MLP Income Fund

Class A Shares (MLPFX)
Class C Shares (MLPRX)
Class I Shares (MLPTX)

Each, a series of The SteelPath MLP Funds Trust

2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

This Prospectus discusses certain Funds that are series of The SteelPath MLP Funds Trust, a Delaware statutory trust (collectively referred to as the “Funds” or the “SteelPath Funds”), which seek to provide capital appreciation and/or income. Each Fund is managed by SteelPath Fund Advisors, LLC (the “Advisor”).

Each Fund pursues different strategies to achieve its investment objective. Under normal market conditions, the Funds generally invest in equity securities of master limited partnerships.

This prospectus includes information about the Funds that you should know before you invest. You should read it carefully and keep it with your investment records.

Neither the Securities and Exchange Commission, nor any state securities commission has approved or disapproved of the Funds’ shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

i

SteelPath MLP Select 40 Fund
Class A Shares
Class C Shares
Class I Shares
Class Y Shares

A series of The SteelPath MLP Funds Trust

Summary

Investment Objectives/Goals: The investment objective of SteelPath MLP Select 40 Fund (the “Fund”) is to provide investors long-term capital appreciation and attractive levels of current income through diversified exposure to the energy infrastructure Master Limited Partnership (“MLP”) asset class.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for front-end sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SteelPath Funds. More information about these and other discounts is available from your financial professional and in “The Funds’ Share Classes” starting on page 36 of this prospectus and in “Additional Information Regarding Sales Charges” starting on page 20 of the Fund’s Statement of Additional Information.

	Class A Shares	Class C Shares		Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE		NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds) (imposed on Class C shares redeemed within one year of purchase)	NONE (a)	1.00%		NONE	NONE
Maximum Account Fee (Accounts With Less than $10,000)	$24	$24		$24	$24
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%		0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		NONE	NONE
Other Expenses	0.50%	0.40	%(b)	0.82%	0.41%
Deferred Income Tax Expense(c)	14.65%	14.65	%(b)	14.52%	15.06%
Total Annual Fund Operating Expenses	16.10%	16.75%		16.04%	16.17%
Fee Limitation and/or Expense Reimbursement(d)	(0.35%)	(0.25%)		(0.67%)	(0.26%)
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	15.75%	16.50%		15.37%	15.91%

(a)	If you purchase $1,000,000 or more of Class A shares of the Fund and sell the shares within 12 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b)	Based on estimated amounts for the current fiscal year.
(c)	Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year depending on the nature of the Fund’ s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2010, the Fund had net operating losses of approximately $178,000 and accrued approximately $14.8 million in net deferred tax expense primarily related to unrealized appreciation on investments.
(d)	SteelPath Fund Advisors, LLC (the “Advisor”) has contractually agreed to pay or absorb certain fees and expenses of the Fund until at least May 31, 2012, to ensure that Total Annual Fund Operating Expenses (exclusive of the investment advisory fee and any 12b-1 fees, interest expenses, taxes, such as deferred income tax expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 0.15% for each of Class A shares, Class C shares, Class I shares and Class Y shares. This fee limitation is subject to possible recoupment by the Advisor from the Fund in future years on a rolling three year basis (within the three years after the fees and/or expenses have been paid or absorbed) if such recoupment can be achieved within the foregoing expense limits. The Expense Limitation and Reimbursement Agreement has the effect of capping the annual operating expenses of the Fund’s Class A, C, I and Y shares, excluding deferred income tax expenses, at 1.10%, 1.85%, 0.85% and 0.85%, respectively. The Expense Limitation and Reimbursement Agreement may only be terminated with the approval of the Trust’s Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares:

1 Year	3 Years	5 Years	10 Years
$1,980	$4,387	$6,300	$9,506

Class C Shares:

1 Year	3 Years	5 Years	10 Years
$1,640	$4,234	$6,261	$9,579

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$1,457	$4,006	$6,044	$9,467

Class Y Shares:

1 Year	3 Years	5 Years	10 Years
$1,504	$4,066	$6,095	$9,487

You would pay the following expenses if you did not redeem your shares:

Class A Shares:

1 Year	3 Years	5 Years	10 Years
$1,980	$4,387	$6,300	$9,506

Class C Shares:

1 Year	3 Years	5 Years	10 Years
$1,555	$4,157	$6,174	$9,476

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$1,457	$4,006	$6,044	$9,467

Class Y Shares:

1 Year	3 Years	5 Years	10 Years
$1,504	$4,066	$6,095	$9,487

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended November 30, 2010, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies of the Fund:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of a minimum of forty MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund invests in MLPs that primarily derive their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Midstream MLPs”), (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids (“Upstream MLPs”), (iii) that process, treat, and refine natural gas liquids and crude oil (“Downstream MLPs”), and (iv) engaged in owning, managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel (“Other Energy MLPs”). The Fund may invest in MLPs of all market capitalization ranges. The Fund also may invest in the securities of exchange-traded funds (“ETFs”) and other investment companies as well as cash and cash equivalents, including registered money market funds.

The Advisor manages the Fund to achieve investment returns that match or outperform the S&P 500 Index over the long term by utilizing a disciplined investment process which focuses on risk-reduction and provides a considerable current income component. In managing the Fund’s investment portfolio, the Advisor seeks to avoid riskier MLPs. The Advisor selects the MLPs in which the Fund invests and their weightings in the Fund’s portfolio by focusing on the business risk profiles of the underlying assets owned by the MLPs, and considering other factors such as liquidity. The Advisor believes its investment process and strategy provide a compelling balance of risk/reward for shareholders.

The Advisor’s securities selection process includes a comparison of quantitative and qualitative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will look for MLPs that invest in companies which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, a solid business strategy and a respected management team. The Advisor sells investments if it determines that any of these characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy partnerships that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange and the rest trade on the NASDAQ Stock Market. MLPs’ disclosures are regulated by the Securities and Exchange Commission and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. The Fund provides access to a product that issues a single Form 1099 to its shareholders thereby removing the obstacles of federal and state Schedule K-1 filings and unrelated business taxable income (“UBTI”) filings, while providing portfolio transparency, liquidity and daily net asset value (“NAV”).

Principal Risks of Investing in the Fund:

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund is not a complete investment program.

Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in the MLP energy infrastructure industry and the energy industry in general. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Deferred Tax Risk.  The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances. From time to time, the Fund may modify the estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

Equity Securities Risk.  MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Industry Specific Risk.  Energy infrastructure companies are subject to risks specific to the industry they serve, including, but not limited to, the following:

•	fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;
•	reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP;
•	slow downs in new construction and acquisitions can limit growth potential;
•	a sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cashflows;
•	depletion of the natural gas reserves or other commodities if not replaced, which could impact an MLP’s ability to make distributions;
•	changes in the regulatory environment could adversely affect the profitability of MLPs;
•	extreme weather or other natural disasters could impact the value of MLP securities;
•	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	threats of attack by terrorists on energy assets could impact the market for MLPs.

Investment Companies and ETFs Risk.  Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, a Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses

Fund shareholders directly bear in connection with the Fund’s own operations. In addition, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Liquidity Risk.  Although common units of MLPs trade on the New York Stock Exchange, the NASDAQ National Market, and AMEX, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Market Risk.  The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Risk.  Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

MLP Tax Risk.  MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income.

New Investment Strategy Risk.  The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Fund’s concentration of investments in MLP securities, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The investment strategy of investing primarily in MLPs and electing to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

Reliance on the Advisor Risk.  The Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009 and neither the Advisor nor the members of its investment committee responsible for managing the Fund’s portfolio had managed a mutual fund prior to that time.

Past Performance:

Performance information is not included in this prospectus because the Fund has not completed a full calendar year of operations.

Investment Advisor: SteelPath Fund Advisors, LLC

Portfolio Managers:

Gabriel Hammond, Founder and Manager of the Advisor since its formation in 2009. Mr. Hammond has been a portfolio manager of the Fund since its inception in 2010.

Stuart Cartner, Member of the Advisor since its formation in 2009. Mr. Cartner has been a portfolio manager of the Fund since its inception in 2010.

For important information about purchasing and selling Fund Shares, tax information and financial intermediary compensation, please turn to “Other Important Information” on page 19 of this prospectus.

SteelPath MLP Alpha Fund
Class A Shares
Class C Shares
Class I Shares

A series of The SteelPath MLP Funds Trust

Summary

Investment Objectives/Goals: The investment objective of SteelPath MLP Alpha Fund (the “Fund”) is to provide investors with a concentrated portfolio of energy infrastructure Master Limited Partnerships (“MLPs”) which the Advisor believes will provide substantial long-term capital appreciation through distribution growth and an attractive level of current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for front-end sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SteelPath Funds. More information about these and other discounts is available from your financial professional and in “The Funds’ Share Classes” starting on page 36 of this prospectus and in “Additional Information Regarding Sales Charges” starting on page 20 of the Fund’s Statement of Additional Information.

	Class A Shares	Class C Shares		Class I hares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE		NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds) (imposed on Class C shares redeemed within one year of purchase)	NONE (a)	1.00%		NONE
Maximum Account Fee (Accounts With Less than $10,000)	$24	$24		$24
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%		1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		NONE
Other Expenses	0.59%	0.40	%(b)	0.44%
Deferred Income Tax Expense(c)	12.93%	12.93	%(b)	13.14%
Total Annual Fund Operating Expenses	14.87%	15.43%		14.68%
Fee Limitation and/or Expense Reimbursement(d)	(0.44%)	(0.25%)		(0.29%)
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	14.43%	15.18%		14.39%

(a)	If you purchase $1,000,000 or more of Class A shares of the Fund and sell the shares within 12 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b)	Based on estimated amounts for the current fiscal year.
(c)	Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year depending on the nature of the Fund’ s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2010, the Fund had net operating losses of approximately $352,000 and accrued approximately $9.0 million in net deferred tax expense primarily related to unrealized appreciation on investments.
(d)	SteelPath Fund Advisors, LLC (the “Advisor”) has contractually agreed to pay or absorb certain fees and expenses of the Fund until at least May 31, 2012, to ensure that Total Annual Fund Operating Expenses

(exclusive of the investment advisory fee and any 12b-1 fees, interest expenses, taxes, such as deferred income tax expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 0.15% for each of Class A shares, Class C shares and Class I shares. This fee limitation is subject to possible recoupment by the Advisor from the Fund in future years on a rolling three year basis (within the three years after the fees and/or expenses have been paid or absorbed) if such recoupment can be achieved within the foregoing expense limits. The Expense Limitation and Reimbursement Agreement has the effect of capping the annual operating expenses of the Fund’s Class A, C and I shares, excluding deferred income tax expenses, at 1.50%, 2.25% and 1.25%, respectively. The Expense Limitation and Reimbursement Agreement may only be terminated with the approval of the Trust’s Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares:

1 Year	3 Years	5 Years	10 Years
$1,871	$4,154	$6,021	$9,297

Class C Shares:

1 Year	3 Years	5 Years	10 Years
$1,526	$3,985	$5,965	$9,368

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$1,371	$3,772	$5,740	$9,216

You would pay the following expenses if you did not redeem your shares:

Class A Shares:

1 Year	3 Years	5 Years	10 Years
$1,871	$4,154	$6,021	$9,297

Class C Shares:

1 Year	3 Years	5 Years	10 Years
$1,441	$3,924	$5,924	$9,361

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$1,371	$3,772	$5,740	$9,216

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended November 30, 2010, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies of the Fund:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund principally invests in a concentrated portfolio of twenty MLPs that primarily derive their revenue from businesses involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Midstream MLPs”). The Fund may invest in MLPs of all market capitalization ranges. The Fund also may invest in the securities of exchange-traded funds (“ETFs”) and other investment companies as well as cash and cash equivalents, including registered money market funds. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Advisor relies on its disciplined investment process in determining security selection and weightings. The Advisor’s investment process incorporates a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies. Through this process, the Advisor seeks to invest in energy infrastructure MLPs that provide the greatest potential for capital appreciation but whose underlying business risks offer an attractive risk/reward balance for shareholders. By focusing on those Midstream MLPs with the greatest potential for significant upward revaluation, the Advisor manages the Fund to achieve investment returns that significantly outperform the total returns of the broader market.

The Advisor’s securities selection process includes a comparison of quantitative and qualitative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will look for MLPs that invest in companies which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, a solid business strategy and a respected management team. The Advisor sells investments if it determines that any of the mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy partnerships that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange and the rest trade on the NASDAQ Stock Market. MLPs’ disclosures are regulated by the Securities and Exchange Commission and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. The Fund provides access to a product that issues a single Form 1099 to its shareholders thereby removing the obstacles of federal and state Schedule K-1 filings and unrelated business taxable income (“UBTI”) filings, while providing portfolio transparency, liquidity and daily net asset value (“NAV”).

Principal Risks of Investing in the Fund:

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund is not a complete investment program.

Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in the MLP energy infrastructure industry and the energy industry in general. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Deferred Tax Risk.  The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances. From time to time, the Fund may modify the estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

Equity Securities Risk.   MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Industry Specific Risk.  Energy infrastructure companies also are subject to risks specific to the industry they serve, including, but not limited to, the following:

•	fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;
•	reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP;
•	slow downs in new construction and acquisitions can limit growth potential;
•	a sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cashflows;
•	depletion of the natural gas reserves or other commodities if not replaced, which could impact an MLP’s ability to make distributions;
•	changes in the regulatory environment could adversely affect the profitability of MLPs;
•	extreme weather or other natural disasters could impact the value of MLP securities;
•	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	threats of attack by terrorists on energy assets could impact the market for MLPs.

Investment Companies and ETFs Risks.  Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, a Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. In addition, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Liquidity Risk.   Although common units of MLPs trade on the New York Stock Exchange, the NASDAQ National Market, and AMEX, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Market Risk  The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Risk.  Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

MLP Tax Risk.  MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income.

New Investment Strategy Risk.  The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Fund’s concentration of investments in MLP securities, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The investment strategy of investing primarily in MLPs and electing to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

Non-Diversification Risk.  The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund will select its investments from the small pool of energy infrastructure MLPs consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of the Fund’s shares.

Reliance on the Advisor Risk.  The Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009, and neither the Advisor nor the members of its investment committee responsible for managing the Fund’s portfolio had managed a mutual fund prior to that time.

Past Performance:

Performance information is not included in this prospectus because the Fund has not completed a full calendar year of operations.

Investment Advisor: SteelPath Fund Advisors, LLC

Portfolio Managers:

Gabriel Hammond, Founder and Manager of the Advisor since its formation in 2009. Mr. Hammond has been a portfolio manager of the Fund since its inception in 2010.

Stuart Cartner, Member of the Advisor since its formation in 2009. Mr. Cartner has been a portfolio manager of the Fund since its inception in 2010.

For important information about purchasing and selling Fund Shares, tax information and financial intermediary compensation, please turn to “Other Important Information” on page 19 of this prospectus.

SteelPath MLP Income Fund
Class A Shares
Class C Shares
Class I Shares

A series of The SteelPath MLP Funds Trust

Summary

Investment Objectives/Goals: The investment objective of SteelPath MLP Income Fund (the “Fund”) is to generate a high level of inflation-protected current income, primarily through investments in the larger, more liquid energy Master Limited Partnerships (“MLPs”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for front-end sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SteelPath Funds. More information about these and other discounts is available from your financial professional and in “The Funds’ Share Classes” starting on page 36 of this prospectus and in “Additional Information Regarding Sales Charges” starting on page 20 of the Fund’s Statement of Additional Information.

	Class A Shares	Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE		NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds) (imposed on Class C shares redeemed within one year of purchase)	NONE (a)	1.00%		NONE
Maximum Account Fee (Accounts With Less than $10,000)	$24	$24		$24
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%		0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		NONE
Other Expenses	0.73%	0.40	%(b)	0.67%
Deferred Income Tax Expense(c)	17.05%	17.05	%(b)	17.22%
Total Annual Fund Operating Expenses	18.98%	19.40%		18.84%
Fee Limitation and/or Expense Reimbursement(d)	(0.58%)	(0.25%)		(0.52%)
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	18.40%	19.15%		18.32%

(a)	If you purchase $1,000,000 or more of Class A shares of the Fund and sell the shares within 12 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b)	Based on estimated amounts for the current fiscal year.
(c)	Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year depending on the nature of the Fund’ s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2010, the Fund had net operating losses of approximately $3,000 and accrued approximately $6.9 million in net deferred tax expense primarily related to unrealized appreciation on investments.
(d)	SteelPath Fund Advisors, LLC (the “Advisor”) has contractually agreed to pay or absorb certain fees and expenses of the Fund until at least May 31, 2012, to ensure that Total Annual Fund Operating Expenses (exclusive of the investment advisory fee and any 12b-1 fees, interest expenses, taxes, such as deferred income tax expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 0.15% for each of Class A shares, Class C shares and Class I shares. This fee limitation is subject to possible recoupment by the Advisor from the Fund in future years on a rolling three year basis (within the three years after the fees and/or expenses have been paid or absorbed) if such recoupment can be achieved within the foregoing expense limits. The Expense Limitation and Reimbursement Agreement has the effect of capping the annual operating expenses of the Fund’s Class A, C and I shares, excluding deferred income tax expenses, at 1.35%, 2.10% and 1.10%, respectively. The Expense Limitation and Reimbursement Agreement may only be terminated with the approval of the Trust’s Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares:

1 Year	3 Years	5 Years	10 Years
$2,193	$4,860	$6,849	$9,843

Class C Shares:

1 Year	3 Years	5 Years	10 Years
$1,862	$4,696	$6,779	$9,866

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$1,710	$4,526	$6,631	$9,816

You would pay the following expenses if you did not redeem your shares:

Class A Shares:

1 Year	3 Years	5 Years	10 Years
$2,193	$4,860	$6,849	$9,843

Class C Shares:

1 Year	3 Years	5 Years	10 Years
$1,780	$4,642	$6,747	$9,865

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$1,710	$4,526	$6,631	$9,816

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended November 30, 2010, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies of the Fund:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund principally invests in larger, more liquid energy MLPs that derive the majority of their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Midstream MLPs”), (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids (“Upstream MLPs”), (iii) that process, treat, and refine natural gas liquids and crude oil (“Downstream MLPs”), and (iv) engaged in owning, managing, and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel (“Other Energy MLPs”). While the Fund principally invests in larger, more liquid MLPs, it may invest in MLPs of all market capitalization ranges. The Fund also may invest in the securities of exchange-traded funds (“ETFs”) and other investment companies as well as cash and cash equivalents, including registered money market funds. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Advisor manages the Fund to achieve a high level of inflation protected current income and modest capital appreciation over the long-term. In managing the Fund’s investment portfolio, the Advisor focuses on larger, more liquid energy MLPs in order to maximize the stability and safety of cash distributions. By focusing on larger, more liquid energy MLPs, the Fund seeks to provide a high level of stable current income for shareholders. The Advisor’s securities selection process incorporates a detailed fundamental analysis of the underlying businesses owned and operated by potential portfolio MLPs. Through this process, the Advisor seeks to invest in energy MLPs which invest in companies that are expected to provide the greatest assurance of distribution continuity and security but that also offer an attractive risk/reward balance for shareholders. The Advisor sells investments if it determines that any of the mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy partnerships that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange and the rest trade on the NASDAQ Stock Market. MLPs’ disclosures are regulated by the Securities and Exchange Commission and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. The Fund provides access to a product that issues a single Form 1099 to its shareholders thereby removing the obstacles of federal and state Schedule K-1 filings and unrelated business taxable income (“UBTI”) filings, while providing portfolio transparency, liquidity and daily net asset value (“NAV”).

Principal Risks of Investing in the Fund:

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund is not a complete investment program.

Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in the MLP energy infrastructure industry and the energy industry in general. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Deferred Tax Risk.  The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances. From time to time, the Fund may modify the estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

Equity Securities Risk.  MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Industry Specific Risk.  Energy infrastructure companies are subject to risks specific to the industry they serve, including, but not limited to, the following:

•	fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;
•	reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP;
•	slow downs in new construction and acquisitions can limit growth potential;
•	a sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cashflows;
•	depletion of the natural gas reserves or other commodities if not replaced, which could impact an MLP’s ability to make distributions;
•	changes in the regulatory environment could adversely affect the profitability of MLPs;
•	extreme weather or other natural disasters could impact the value of MLP securities;
•	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	threats of attack by terrorists on energy assets could impact the market for MLPs.

Investment Companies and ETFs Risks.  Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, a Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. In addition, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Liquidity Risk.  Although common units of MLPs trade on the New York Stock Exchange, the NASDAQ National Market, and AMEX, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Market Risk.  The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Risk.  Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

MLP Tax Risk.  MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of the Fund’s investment, and consequently your investment in the Fund and lower income.

New Investment Strategy Risk.  The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Fund’s concentration of investments in MLP securities, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The investment strategy of investing primarily in MLPs and electing to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

Non-Diversification Risk.  The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund will select its investments from the small pool of energy infrastructure MLPs consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of the Fund’s shares.

Reliance on the Advisor Risk.  The Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009, and neither the Advisor nor the members of its investment committee responsible for managing the Fund’s portfolio had managed a mutual fund prior to that time.

Past Performance:

Performance information is not included in this prospectus because the Fund has not completed a full calendar year of operations.

Investment Advisor: SteelPath Fund Advisors, LLC

Portfolio Managers:

Gabriel Hammond, Founder and Manager of the Advisor since its formation in 2009. Mr. Hammond has been a portfolio manager of the Fund since its inception in 2010.

Stuart Cartner, Member of the Advisor since its formation in 2009. Mr. Cartner has been a portfolio manager of the Fund since its inception in 2010.

For important information about purchasing and selling Fund Shares, tax information and financial intermediary compensation, please turn to “Other Important Information” on page 19 of this prospectus.

Other Important Information

The following important information about purchasing and selling Fund Shares, tax information and financial intermediary compensation applies to all of the Funds.

Purchase and Sale of Fund Shares:

To open an account, your first investment must be at least $3,000. Subsequent investments in a Fund may be made in any amount of $100 or more. In special circumstances, these minimums may be waived or modified at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution to determine whether they impose any additional limitations.

You may purchase or sell (redeem) shares of a Fund on any day the New York Stock Exchange is open for business. You may purchase or redeem shares directly from the Funds by calling 1-888-614-6614 (toll free) or by writing to the Funds, indicating your name, the Fund name, your account number and the dollar amount of shares that you wish to purchase or redeem, at SteelPath MLP Funds Trust, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53233-2175 (regular mail) or SteelPath MLP Funds Trust, c/o UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI 53233 (express/overnight mail). You also may purchase or redeem shares online at www.steelpath.com or through your financial intermediary.

Tax Information:

Each Fund intends to make distributions that will generally be taxed to you as dividend income to the extent of your allocable share of such Fund’s current or accumulated earnings and profits, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase any of the Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND
RELATED RISKS OF THE STEELPATH FUNDS

Each Fund is a unique investment product that provides investors with access to energy infrastructure MLPs, while issuing a single Form 1099 to its shareholders (thereby eliminating federal and state Schedule K-1 and UBTI filings) and providing investors with portfolio transparency, liquidity and daily NAV.

To help you better understand the Funds, this section provides a detailed discussion of each Fund’s principal investment strategies and risks, the Advisor’s due diligence process, and the MLPs in which the Funds invest. Each Fund’s investment objective is non-fundamental, which means that it can be changed by the Board without shareholder approval. A Fund would provide shareholders with advance notice of a change in its investment objective.

This prospectus does not describe all of a Fund’s investment practices. For additional information, please see the Funds’ statement of additional information, which is available at www.steelpath.com, by telephone at 1-888-614-6614 or by U.S. mail at SteelPath Fund Advisors, LLC, 2100 McKinney Ave, Suite 1401, Dallas, TX 75201.

Principal Investment Strategies of the Funds

The SteelPath MLP Select 40 Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of a minimum of forty MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund invests in MLPs that primarily derive their revenue from energy infrastructure assets and energy related assets or activities, including Midstream MLPs, Upstream MLPs, Downstream MLPs, and Other Energy MLPs. The Fund may invest in MLPs of all market capitalization ranges. The Fund also may invest in the securities of ETFs and other investment companies as well as cash and cash equivalents, including registered money market funds.

The Advisor manages the Fund to achieve investment returns that match or outperform the S&P 500 Index over the long term by utilizing a disciplined investment process which focuses on risk-reduction and provides a considerable current income component. In managing the Fund’s investment portfolio, the Advisor seeks to avoid riskier MLPs. The Advisor selects the MLPs in which the Fund invests and their weightings in the Fund’s portfolio by focusing on the business risk profiles of the underlying assets owned by the MLPs, and considering other factors such as liquidity. The Advisor believes its investment process and strategy provide a compelling balance of risk/reward for shareholders.

The Advisor’s securities selection process includes a comparison of quantitative and qualitative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will look for MLPs that invest in companies which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, a solid business strategy and a respected management team. The Advisor will sell investments if it determines that any of these characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its net assets in cash and cash equivalents and the Fund may not achieve its investment objective.

The SteelPath MLP Alpha Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund principally invests in a concentrated portfolio of twenty Midstream MLPs. The Fund may invest in MLPs of all market capitalization ranges. The Fund also may invest in the securities of ETFs and other investment companies as well as cash and cash equivalents, including registered money market funds. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Advisor relies on its disciplined investment process in determining security selection and weightings. The Advisor’s investment process incorporates a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies. Through this process, the Advisor seeks to invest in energy infrastructure MLPs that provide the greatest potential for capital appreciation but whose underlying business risks offer an attractive risk/reward balance for shareholders. By focusing on those Midstream MLPs with the greatest potential for significant upward revaluation, the Advisor manages the Fund to achieve investment returns that significantly outperform the total returns of the broader market.

The Advisor’s securities selection process includes a comparison of quantitative and qualitative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will look for MLPs that invest in companies which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, a solid business strategy and a respected management team. The Advisor will sell investments if it determines that any of the mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its net assets in cash and cash equivalents and the Fund may not achieve its investment objective.

The SteelPath MLP Income Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 90% of its net assets in the equity securities of MLPs. The MLP securities in which the Fund invests are common units representing limited partnership interests of energy infrastructure MLPs. The Fund principally invests in larger, more liquid energy MLPs that derive the majority of their revenue from energy infrastructure assets and energy related assets or activities, including Midstream MLPs, Upstream MLPs, Downstream MLPs, and Other Energy MLPs. While the Fund principally invests in larger, more liquid MLPs, it may invest in MLPs of all market capitalization ranges. The Fund also may invest in the securities of ETFs and other investment companies as well as cash and cash equivalents, including registered money market funds. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Advisor manages the Fund to achieve a high level of inflation protected current income and modest capital appreciation over the long-term. In managing the Fund’s investment portfolio, the Advisor focuses on larger, more liquid energy MLPs in order to maximize the stability and safety of cash distributions. By focusing on larger, more liquid energy MLPs, the Fund seeks to provide a high level of stable current income for shareholders. The Advisor’s securities selection process incorporates a detailed fundamental analysis of the underlying businesses owned and operated by potential portfolio MLPs. Through this process, the Advisor seeks to invest in energy MLPs which invest in companies that are expected to provide the greatest assurance of distribution continuity and security but that also offer an attractive risk/reward balance for shareholders. The Advisor will sell investments if it determines that any of the mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its net assets in cash and cash equivalents and the Fund may not achieve its investment objective.

Advisor’s Due Diligence Process

The Advisor will conduct diligence on prospective portfolio MLPs consistent with the past practices and experience of its senior professionals. In conducting due diligence, the Advisor’s senior professionals will use information furnished by prospective portfolio MLPs, available public information and information obtained from their extensive relationships with former and current management teams, vendors/suppliers to prospective portfolio companies, consultants, competitors and investment bankers.

The Advisor’s due diligence process will be detailed and highly interactive, including various stages of investment research. The Advisor’s investment committee will be informed at the conclusion of the diligence process of critical findings and conclusions. The stages of research include the following:

Stage 1 — Investigating the universe of available MLPs.

Stage 2 — Examining the assets of individual companies including physical integrity, safety and operating records, and demographic characteristics.

Stage 3 — Conducting a thorough investigation of the management. Key details examined will include operating experience, management skills, and understanding of the cost of capital.

Stage 4 — Scrutinizing company financials including use of leverage, capital structure, and free cash flow.

Stage 5 — Studying the company’s capital investments including its five year investment schedule, return profile, and overall construction risk.

Stage 6 — Maintaining financial models for each company under consideration. These proprietary models are exclusive and built at the asset or asset class level. Cash flows are discounted at asset-specific rates of return to produce a combined intrinsic enterprise value for the company.

Additional Information About MLPs

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy partnerships that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange and the rest trade on the NASDAQ Stock Market. MLPs’ disclosures are regulated by the Securities and Exchange Commission and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. MLPs also must comply with certain requirements applicable to public companies under the Sarbanes Oxley Act of 2002.

To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Principal Risks of Investing in the Funds

The principal risks of investing in the Funds are discussed below. The value of a Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in a Fund, and there can be no assurance that a Fund will achieve its investment objective. A Fund is not a complete investment program.

Risk	MLP Select 40 Fund	MLP Alpha Fund	MLP Income Fund
Concentration Risk	X	X	X
Deferred Tax Risk	X	X	X
Equity Securities Risk	X	X	X
Industry Specific Risk	X	X	X
Investment Companies and ETFs Risk	X	X	X
Issuer Risk	X	X	X
Liquidity Risk	X	X	X
Market Risk	X	X	X
MLP Risk	X	X	X
MLP Tax Risk	X	X	X
New Investment Strategy Risk	X	X	X
Non-Diversification Risk		X	X
Reliance on the Advisor Risk	X	X	X

Concentration Risk. Under normal circumstances, the Funds concentrate their investments in the MLP energy infrastructure industry and the energy industry in general. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Deferred Tax Risk.  Because each Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating a Fund’s daily NAV in accordance with generally accepted accounting principles, the Fund will account for its deferred tax liability and/or asset balances. Each Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. A Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce a Fund’s NAV. Upon a Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes. If a Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

Equity Securities Risk.  MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Industry Specific Risk. Energy infrastructure companies are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

•	Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. The Advisor seeks to invest in high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.
•	The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.
•	A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.
•	A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions if the reserves are not replaced.
•	Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact such MLPs.
•	MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.
•	The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.
•	Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, or natural resource disasters, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.
•	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.
•	Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

Investment Companies and ETFs Risks.  Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, a Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, a Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Furthermore, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to sell a Fund’s ETF holdings at the most optimal time, adversely affecting the Fund’s performance. Finally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease. A money market fund also is subject to the risk that the value of an investment may be eroded over time by inflation.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Liquidity Risk.  Although common units of MLPs trade on the New York Stock Exchange, the NASDAQ National Market, and AMEX, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. A Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely a Fund’s ability to make dividend distributions to you.

Market Risk.  The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock.

•	Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unitholders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP’s general partner.
•	MLPs are controlled by their general partners, which may be subject to conflicts of interest. General Partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests.

•	General partners of MLPs often have limited call rights that may require unitholders to sell their common units at an undesirable time or price.
•	MLPs may issue additional common units without unitholder approval, which would dilute the interests of existing unitholders, including the Fund’s ownership interest.
•	The Funds derive substantially all of their cash flow from investments in equity securities of MLPs. The amount of cash that the Funds will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Funds own to make distributions to their partners and the tax character of those distributions. Neither the Funds nor the Advisor has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. If part of a Fund’s investment objective is to generate income, the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not be able to meet its stated investment objective.

MLP Tax Risk

•	A Fund’s ability to meet its investment objective will depend on the level of taxable income, dividends and distributions it receives from the MLPs and other securities of Energy Infrastructure Companies in which it invests. The benefit you are expected to derive from a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s underlying business mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate (currently at a maximum rate of 35%). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.
•	The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, members of Congress are considering substantive changes to the existing federal income tax laws that affect certain publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Specifically, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain publicly traded partnerships and recharacterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund. In addition, the proposed U.S. federal budget for fiscal year 2012 calls for the elimination over the next decade of approximately $46 billion in tax incentives widely used by oil, gas and coal companies, and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which the Fund invests and/or the natural resources sector generally.
•	Each Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and expenses from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. Each Fund will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in a Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Fund.

New Investment Strategy Risk.  Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Funds’ concentration of investments in MLP securities, the Funds are not eligible to elect to be treated as regulated investment companies under the Code. Accordingly, the Funds are subject to U.S. federal income tax on their taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The investment strategy of investing primarily in MLPs and electing to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Funds. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Funds to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Funds and for their shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Funds, which, in turn, could have significant adverse consequences on the Funds and their shareholders.

Non-Diversification Risk.  The SteelPath MLP Alpha Fund and the SteelPath MLP Income Fund are non-diversified investment companies under the 1940 Act. Accordingly, each of these Funds may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Each of these Funds will select its investments from the small pool of energy infrastructure MLPs consistent with its investment objective and policies. An investment in these Funds may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of a Fund’s shares.

Each Fund will accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent a Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. Each Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

A Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. A Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of a Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Reliance on the Advisor Risk. Each Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009, and neither the Advisor nor the members of its investment committee responsible for managing the Funds’ portfolios had managed a mutual fund prior to that time.

Portfolio Holdings Disclosure Policy

The Funds have adopted a policy on disclosing their portfolio holdings information. A description of the Funds’ policy is included in the SAI.

MANAGEMENT OF THE STEELPATH FUNDS

The Funds are managed by SteelPath Fund Advisors, LLC (“SFA” or the “Advisor”), an advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. SFA manages the overall investment operations of the Funds in accordance with each Fund’s investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”).

The Advisor focuses on energy infrastructure investing, which includes investments in energy related MLPs but excludes royalty trusts, utilities, and REITs. The Advisor is headquartered in Dallas, Texas with its principle office located at 2100 McKinney Ave, Suite 1401, Dallas, TX 75201. The Advisor believes this is an ideal location which provides it with immediate access to executive management teams and deal flow, since a majority of the entities in the energy infrastructure space are based in Texas or the surrounding states. This proximity is critical to the Advisor’s research efforts, which demand constant contact with management teams and allows the Advisor to have in-person discussions with company executives. Further, this proximity enables the Advisor to conduct frequent due diligence trips to inspect the physical assets of the companies, as well as to interact with the asset-level operations personnel, who frequently provide the Advisor’s investment personnel with a better understanding of the particular pipeline or plant of which they are in charge. The Advisor’s presence in Dallas also reinforces its long-term commitment to the industry and its constituents. The Advisor had approximately $1.16 billion in assets under management as of May 15, 2011.

Advisory Fee

Under the terms of the Advisory Agreement, the Funds pay the Advisor an annualized fee based on the level of each Fund’s average daily net assets at the rates set forth below. The advisory fee is computed and paid monthly.

SteelPath MLP Select 40 Fund	0.70%
SteelPath MLP Alpha Fund	1.10%
SteelPath MLP Income Fund	0.95%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Funds’ semi-annual report to shareholders for the reporting period ended May 31, 2010.

The Advisor’s Investment Management Team

The Advisor has established an investment committee (the “Investment Committee”) that provides investment-related services to the Funds. The Investment Committee is led by Gabriel Hammond and Stuart Cartner, who serve as portfolio managers to each Fund.

Gabriel Hammond, founder, member and portfolio manager of the Advisor and the Advisor’s affiliate, SteelPath Capital Management, LLC (“SCM”). SCM was established in 2004 and SFA was established in October of 2009. Prior to founding SCM, Mr. Hammond covered the broader Energy and Power sector at Goldman, Sachs & Co., in the firm’s Equity Research Division from 2001 to 2004. Specializing in the midstream energy MLP space, Mr. Hammond advised Goldman Sachs Asset Management, which holds an estimated $2 billion of MLP securities (both as principal and on behalf of its clients), with portfolio allocation, short-term trading, and tax-advantaged specialty applications. In addition, Mr. Hammond marketed nearly 30 public MLP offerings while at Goldman Sachs. Mr. Hammond is a member of the Board of Directors of PostRock Energy Corporation and the National Association of Publicly Traded Partnerships. Mr. Hammond graduated from Johns Hopkins University with Honors in Economics.

Stuart Cartner, member and portfolio manager of the Advisor since its formation in 2009 and the Advisor’s affiliate SCM since 2007. Prior to joining SCM, Mr. Cartner was a Vice President in the Private Wealth Management Division of Goldman, Sachs & Co from 1988 to 2007. He was responsible for managing a $200 million portfolio of midstream energy MLPs for over a decade, garnering a deep understanding of the individual companies as well as the macro fundamentals and investor psychology that drive the sector. With more than 19 years at Goldman Sachs and through his membership in a broader investment team with $3 billion under management, Mr. Cartner has diverse investing and risk management experience across the private and public equity and derivatives spaces. Prior to his time at Goldman Sachs, Mr. Cartner worked at

Trammell Crow Co. and General Electric Co. Mr. Cartner received a B.S. in Finance and Management from Indiana University and an MBA in Finance and Marketing with Distinction from the Kellogg Graduate School of Management, Northwestern University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership (if any) of shares in the Funds.

NET ASSET VALUE

The price of each Fund’s shares is based on its NAV (or NAV), which is calculated by dividing the value of a Fund’s assets (i.e. the value of its assets less its liabilities) by the total number of shares outstanding. The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) on each day the NYSE is open for business. The price at which a security is purchased or redeemed is based on the next calculation of NAV after receipt of an order in proper form by the Funds’ transfer agent or an appropriate financial intermediary.

Securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. Securities listed on the Nasdaq National Market System (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. If the last sale price on the NYSE is different from the last sale price on any other exchange on which a security is traded, the NYSE price will be used. However, if a last-quoted sales price is not readily available, securities will be valued at the mean of the last bid and ask price. If there are no sales on a day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day.

Pursuant to procedures adopted in good faith by the Board, the Funds will fair value their securities and other assets when market quotations are not readily available. Generally, this includes securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event, securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. A “significant event” is one that occurred prior to the Funds’ valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security.

Fair value pricing is intended to result in a more accurate determination of a Fund’s NAV and should reduce the potential for stale pricing arbitrage opportunities in a Fund. However, attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

Because each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, each Fund will incur tax expenses. In calculating each Fund’s daily NAV, each Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in each Fund’s daily NAV.

Each Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by each Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. A Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce that Fund’s NAV.

Each Fund also will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of that Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase that Fund’s NAV. To the extent each Fund has a deferred tax asset balance, that Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of that Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), each Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. Each Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. Each Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to that Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to each Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Each Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of that Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

Each Fund’s deferred tax asset and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. Each Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to that Fund on a timely basis, in order to estimate that Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. Each Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of each Fund’s deferred tax liability and/or asset balances used to calculate each Fund’s NAV could vary dramatically from each Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of each Fund’s actual tax liability may have a material impact on each Fund’s NAV. Each Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding that Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to that Fund at such time. From time to time, each Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of each Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in that Fund’s NAV per share, which could be material.

THE FUNDS’ SHARE CLASSES

The Funds invests primarily in MLP equity securities. Based on past performance, MLP equity investments have, over the long term, provided higher investment returns than investments in the broader equities markets, and bonds and other fixed-income securities. However, in general, MLP equity investments may also involve greater risks of loss and greater price volatility. You should consider an investment in the Funds if you are willing to accept the risks that are associated with the securities in which the Funds invest and with the investment strategies used by the Funds. You should also have an investment horizon of at least three years. The Funds are not designed for investors who are seeking short-term gains.

Each Fund offers three different share classes — Class A, Class C and Class I Shares. Additionally, SteelPath MLP Select 40 Fund offers a Class Y Shares. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees and expenses, and sales charges for each share class are different. The fees and expenses for each Fund are set forth in the Fund Summary.

Share Class Considerations

When selecting a share class, you should consider the following:

•	which share classes are available to you;
•	how much you intend to invest;
•	how long you expect to own shares;
•	total costs and expenses associated with a particular share class; and
•	whether you qualify for a waiver or reduction of sales charges.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class A Share Considerations

•	“Offering Price” is NAV plus includes a front-end sales charge of up to 5.75% for Class A Shares, which means that a portion of your initial investment goes toward the sales charge and is not invested
•	the minimum initial investment is $3,000
•	12b-1 fee of 0.25%
•	Shareholder servicing fees of up to 0.15% (not currently imposed)

The following table shows the front-end sales charges for Class A Shares both as a percentage of purchase price and as a percentage of the net amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding in connection with the calculation of the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through a reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in “Waiver of Class A Sales Charges” and “Reduced Front End Sales Charges.”

Amount Invested	Sales Charge as a Percentage of Purchase Price	Sales Charge as a Percentage of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	4.75%	4.99%
$100,000 up to $250,000	3.50%	3.63%
$250,000 up to $500,000	2.50%	2.56%
$500,000 up to $1 million	2.00%	2.04%
$1 million or more*	None	None

*	If you purchase $1,000,000 or more of Class A shares of a Fund that are not otherwise eligible for a sales charge waiver and sell the shares within 12 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.

Waiver of Class A Sales Charges

Front-end sales charges on Class A Shares are waived for the following purchasers:

•	Investors who purchase shares directly through the Funds’ website, or over the phone or by mail, directly through the Funds’ transfer agent;
•	Investors purchasing shares through a brokerage firm that has an agreement with a Fund or the Funds’ distributor to waive sales charges — you will know that your broker dealer has such an arrangement as the SteelPath Funds will appear as a No-Transaction-Fee or No-Load option;
•	Investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;
•	401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, and other retirement plans;
•	Present and former trustees, members, officers, employees of the Advisor, the Advisor’s affiliate, and the Trust (and their “immediate family” as discussed herein), and retirement plans established by them for their employees;
•	Registered representatives or employees of intermediaries that have selling agreement with the Funds;
•	Shares acquired through merger. acquisition or exchange offer;
•	Insurance company separate accounts;
•	Dividend reinvestment programs; and
•	Purchases through certain fee-based programs.

Investors who think they may be eligible for a front end sales charge waiver should inform the Funds’ transfer agent or their financial intermediary. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a waiver, you may not receive a sales charge discount to which you are otherwise entitled.

Reduced Front-End Sales Charges — Rights of Accumulation

For purposes of determining whether you are eligible for a reduced front-end sales charge on a purchase of Class A Shares, you and your immediate family members (i.e., your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in any class of shares of the Funds. This includes, for example, investments held in trust or other fiduciary accounts by or for you or an immediate family member, retirement accounts, such as IRA accounts, including traditional, Roth, SEP and SIMPLE, Uniform Gift to Minor Accounts, Coverdell Education Savings Accounts or qualified 529 plans, employee benefit plans, or investments through a financial intermediary. A fiduciary can apply a right of accumulation to all shares purchased for a single trust, estate or other fiduciary account.

If your shares are held directly in the Funds or through a financial intermediary, you may combine the historical cost or current NAV, determined as of the last close of the NYSE, generally 4:00 p.m. Eastern Time, (whichever is higher) of your existing shares of any Fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If your shares are held through certain financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV (but not the historical cost) of your existing shares of any Fund with the amount of your current purchase in order to take advantage of the reduced sales charge.

Investors must notify the Fund transfer agent or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund transfer agent or an approved financial intermediary with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) of the investor and other eligible persons which may include accounts held at the Fund or at other approved financial intermediaries. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a sales charge reduction, you may not receive a sales charge discount to which you are otherwise entitled. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund, its transfer agent and approved financial intermediary may not retain this information.

Upon receipt of supporting documentation, a financial intermediary or the Funds’ transfer agent will calculate the combined value of all of your qualified accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of the Funds, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Fund over the next 13 months in exchange for a reduced sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $3,000. You must inform the Funds’ transfer agent or your financial intermediary that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased Class A shares of any Fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in Class A shares of the Funds to qualify for a reduced Class A sales charge.

Class C Share Considerations

•	Contingent deferred sales charge of 1.00% if redeemed within one year of purchase
•	the minimum initial investment is $3,000
•	12b-1 fee of 1.00%

Class C shares of each Fund are sold at the Fund’s NAV per share without an initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, Class C Shares are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase. The contingent deferred sales charge is assessed on redemption proceeds in an amount equal to the lesser of the then current market value of the shares being redeemed or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. Because of rounding in connection with the calculation of the contingent deferred sales charge, you may pay more or less than the indicated rate. Your contingent deferred sales charge holding period is based upon the date of your purchase. No contingent deferred sales charge is assessed on Class C Shares acquired through a reinvestment of dividends or capital gain distributions. You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and your financial intermediary may not retain this information.

To keep your contingent deferred sales charge as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no contingent deferred sales charge. If there are not enough of these to meet your request, we will sell those shares that have been held the longest.

A Fund may waive the imposition of a contingent deferred sales charge on redemption of Class C Shares under certain circumstances and conditions, including without limitation, the following:

•	redemptions following death or permanent disability (as defined by the Code) of an individual investor;
•	required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code;
•	the redemption is due to involuntary redemptions by a Fund as a result of not meeting the minimum balance requirements, the termination and liquidation of a Fund or other actions;
•	the redemption is from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor (or Advisor) allowing this waiver;
•	redemptions from 401(k) retirement plans;
•	the redemption is to return excess contributions made to a retirement plan; and
•	the redemption is to return contributions made due to a mistake of fact.

Investors who think they may be eligible for a contingent deferred sales charge waiver should inform the Fund’s Transfer Agent or their financial intermediary. An investor or financial intermediary must notify a Fund’s transfer agent prior to the redemption request to ensure receipt of the waiver.

Class I Shares

The Funds offer Class I Shares, which do not pay 12b-1 fees or shareholder servicing fees. Class I shares of each Fund are sold at the Fund’s NAV per share and are not subject to any sales charges. Only certain types of entities and selected individuals are eligible to purchase Class I shares. If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that retirement plan or other institutional account.

Class I shares are available for purchase only by the following:

•	those making a minimum investment of $1,000,000;
•	tax-exempt institutional investors such as endowments and pension plans, for which no third-party administrator receives compensation from the Funds;
•	401(k) plans, 457 plans, and 403(b) plans for which no third-party administrator receives compensation from the Funds;
•	retirement plans for which no third-party administrator receives compensation from the Funds;
•	a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;
•	registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients; and
•	directors, officers, employees, and sales agents of the Advisor.

Class Y Shares

Class Y Shares are offered only in SteelPath MLP Select 40 Fund and are available for purchase only if you are the client of a high-net worth advisor that has an arrangement with the Fund. In all other respects, the Class Y Shares are the same as the Class I Shares.

Sales Charges and Fees

Sales charges, if any, are kept or paid to your broker-dealer, financial adviser, or other intermediary. Information concerning sales charges and reductions and waivers can be found on the Funds’ website by accessing this prospectus and the Funds’ Statement of Additional Information at http://www.steelpath.com/advisor/products/mlp-mutual-funds/.

Distribution and Services Fees

Each Fund has adopted distribution plans for its Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”). Pursuant to the Rule 12b-1 Plans, the Funds pay certain expenses associated with the distribution of Class A and Class C shares and the provision of services to Class A and Class C shareholders. Under the Rule 12b-1 Plans, Class A shares and Class C shares pay annual Rule 12b-1 fees of 0.25% and 1.00%, respectively, of each Fund’s average daily net assets attributable to Class A and Class C shares. Rule 12b-1 fees are accrued daily and paid monthly. The Rule 12b-1 fees are paid to the Funds’ Distributor. The Distributor may keep the fees or pay financial intermediaries, which may include your financial advisor, for providing distribution and/or shareholder services. Rule 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. As a result, Rule 12b-1 fees increase the cost of your investment and, over time, may cost more than other types of sales charges.

Shareholder Servicing Fees

Class A Shares of the Funds may pay fees pursuant to a Shareholder Services Plan adopted by the Board. (These fees are in addition to Rule 12b-1 fees for Class A Shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide shareholder servicing, recordkeeping, and other non-distribution administrative support services to the Class A shareholders. Class A shares of each Fund may pay an annual shareholder servicing fee of up to 0.15% of the average daily net assets attributable to the Class A shares. Currently the Board has not authorized the Class A shares of any Fund to pay a shareholder servicing fee.

Revenue Sharing

The Advisor and/or its affiliates may make payments for shareholder- and distribution-related services, including marketing, promotional, shareholder communication or other services provided by broker-dealers and other financial intermediaries. These payments are often referred to as “revenue sharing payments.” Revenue sharing payments may serve as incentives for broker-dealers or other financial intermediaries to promote or sell shares of the Funds. The benefits received when these payments are made may include, among other things, placing the Funds on the financial intermediary’s fund sales system, possibly placing the Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are paid from the Advisor’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments and shareholder servicing fees that are paid to broker-dealers and other financial intermediaries.

Because revenue sharing payments are paid by the Advisor, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by the Advisor. In addition to the revenue sharing payments described above, the Advisor may offer other incentives to sell shares of the Funds in the form of sponsorship of training or educational seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or reimbursement of related travel/lodging expenses. Revenue sharing payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•	broker-dealers;
•	financial institutions; and
•	other financial intermediaries through which investors may purchase shares of a Fund.

The Advisor may compensate financial intermediaries differently, typically depending on the level and/or type of considerations provided by the financial intermediary. Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families. Similarly, such payments may cause financial intermediaries to elevate the prominence of the Funds within its organization by, for example, placing them on a list of preferred or recommended funds. Contact your financial intermediary for details about revenue sharing payments it may receive. Fund portfolio transactions may be effected with broker-dealers who may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Advisor’s selection of such broker-dealer for portfolio transaction execution. Additional information regarding such payments can be found in the Funds’ SAI under “Distributor.”

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this prospectus to their customers for such services. They may also set different minimum investments or limitations on buying or selling shares. If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account generally will be performed by the financial intermediary, and not by the Fund and its transfer agent.

The Funds may pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services, including shareholder servicing, recordkeeping, and other administrative services to their customers who own Fund shares. These financial intermediaries generally have omnibus accounts with the Transfer Agent and provide shareholder services to Fund shareholders who are their customers. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. It is anticipated that fees paid by the Funds to financial intermediaries for these services generally will not exceed the fees the Funds would have incurred if customers of the financial intermediaries maintained their accounts directly with the Funds.

HOW TO BUY SHARES

Shares of the Funds may be purchased directly from the Funds by contacting the Funds’ transfer agent, and may also be purchased from financial intermediaries that make shares of the Funds available to their customers.

You may purchase Fund shares at the NAV per share next computed after receipt of your purchase order in proper form by the Funds’ transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”), or an appropriate financial intermediary. See “NET ASSET VALUE.” An order is in proper form if it meets applicable requirements as described in this Prospectus.

The minimum initial investment in the Funds is $3,000. Subsequent investments in an account may be made in any amount of $100 or more. The Funds may waive these minimum investment requirements in special circumstances and may modify these requirements at any time. The Funds reserve the right to reject any purchase order. You will not receive any stock certificate evidencing your purchase of Fund shares.

To comply with the USA PATRIOT Act of 2001 and the Funds’ Anti-Money Laundering Program, you are required to provide certain information to the Fund when you purchase shares. You must supply your full name, date of birth, Social Security number, and permanent street address (and not a post office box) on your account application. You may, however, use a post office box as your mailing address. Please contact the Transfer Agent at 888-614-6614 if you need additional assistance when completing your account application. If the Transfer Agent cannot obtain reasonable proof of your identity, the account may be rejected and you will not be allowed to purchase shares for your account until the necessary information is received. The Funds reserve the right to close any account after shares are purchased if clarifying information or documentation is requested from you but is not received.

Small-Balance Account Fee

Although the minimum initial investment in the Funds is $3,000, if the value of your account with the Funds is less than $10,000, your account may be subject annually to a $24 small-balance account fee that will be assessed by redeeming shares from your account. The small-balance account fee is assessed during the fourth calendar quarter of each year, but will not be assessed on accounts that have been maintained for less than six months. The fee also does not apply to shares held through an omnibus account with the Fund maintained by your securities dealer or mutual fund market place or group retirement or employee savings plan accounts. The small-balance account fee is intended to offset the higher costs associated with maintaining small accounts that all shareholders of the Fund indirectly bear. The effective annual expenses borne by shareholders who invest less than $10,000 in the Fund and are subject to the small-balance account fee will be higher as a result of this fee. If you plan to invest less than $10,000, you should consider the fact that the small-balance account fee (if applicable) will increase the expenses you bear as a shareholder, which increase may be as much as 0.8% annually (if you invest only $3,000).

Purchase by Internet

You may purchase shares of the Funds by completing and submitting an electronic account application at the Fund’s website at www.steelpath.com and funding your purchase through an electronic Automated Clearing House (“ACH”) transfer of money to the Fund from your checking or savings account. For more information on this service, please go to www.steelpath.com or call 888-614-6614. As with any transactions you effect on the internet there are various risks, including the risk that your instructions may be lost, delayed, or inaccurately transmitted and the risk that your personal information may be intercepted and improperly used.

Purchases Through Automated Clearing House Transfers

Even if you do not open your account online, you may purchase additional shares of the Funds through an ACH transfer of money from your checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. You must complete an account application and certain other forms before purchasing fund shares through an ACH transfer. For more information on this service, and required forms, please go to the Fund’s website, www.steelpath.com or call 888-614-6614.

Purchase by Mail

You may also purchase shares by sending a check made payable to the “SteelPath MLP Select 40 Fund,” “SteelPath MLP Alpha Fund,” or SteelPath MLP Income Fund,” as applicable, together with a completed account application in the case of an initial investment, to:

Regular Mail

SteelPath Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175

Express/Overnight Mail

SteelPath Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Subsequent investments made by mailing a check should be accompanied by the investment form (which is attached to the confirmations and statements sent by the Fund and is also available on the Fund’s website, www.steelpath.com, or from the Transfer Agent).

The Funds do not accept payment in cash or money orders. The Funds also do not accept third-party checks, Treasury checks, cashier’s checks, official checks, teller’s checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks, post-dated online bill-pay checks, or any conditional order or payment. In addition, undated checks, unsigned checks, and checks dated six months or more prior to their receipt by the Transfer Agent, will be rejected. Checks for the purchase of shares must be made payable to the applicable Fund and be drawn on a bank located within the United States and payable in U.S. dollars. Always write your Fund account number on the check. The Transfer Agent will charge you a $25 fee for any returned check.

Purchase by Wire

You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Your bank should transmit funds by wire to:

Bank Name:	UMB Bank, n.a.
ABA Number:	101000695
Account Name:	SteelPath Funds
Account No.:	9871879410
Further Credit:	Fund Name, Shareholder Name, and Shareholder Account Number

For Initial Investment by Wire

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have received your completed account application. You can mail or overnight-deliver your account application to the Transfer Agent. Upon receipt of your account application, the Transfer Agent will establish an account for you. The wire from your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

Please be sure to submit a completed account application with an initial purchase order. An account application must be on file with the Transfer Agent to purchase shares.

For Subsequent Investments by Wire

Before sending your wire, please contact the Transfer Agent by calling 888-614-6614. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received before the close of the NYSE, normally 4:00 p.m. Eastern time to be eligible for same-day pricing. The Funds and their agents are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wire instructions or errors in those instructions.

Purchase Through an Authorized Securities Dealer or Mutual Fund Marketplace

You may purchase shares of the Funds through any securities dealer or mutual fund marketplace that has been authorized by the Fund to make shares available. Authorized securities dealers may be authorized by the Funds to designate other intermediaries to receive purchase and redemption orders. An order to purchase shares is deemed received by the applicable Fund when the authorized securities dealer or mutual fund marketplace (or, if applicable, its authorized designee) receives the order in such form as meets requirements established by the particular securities dealer or mutual fund marketplace.

Your securities dealer, a mutual fund marketplace, or another financial organization may establish policies that differ from those of the Funds. For example, the organization may impose higher minimum investment requirements than are imposed by the Funds or may charge you a transaction fee or other fees in connection with purchases and redemptions of Fund shares (which may not be imposed by the Funds). Ask your financial intermediary for details.

Canceled or Failed Payments

The Funds accept checks and ACH transfers for the purchase of shares at full value, subject to collection. If you pay for shares with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any resulting losses or expenses incurred by the applicable Fund or the Transfer Agent, and the Fund may redeem shares you own in the account to effect reimbursement. The Funds and their agents have the right to reject or cancel any purchase order because of nonpayment.

HOW TO REDEEM SHARES

You may redeem shares of the Funds on any day the NYSE is open for business. As described below, redemption requests may be made by mail or telephone through the Transfer Agent, online (in certain circumstances) or may be made through an authorized financial intermediary or mutual fund marketplace. For redemption requests received prior to 4:00 p.m., Eastern Time, your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in accordance with the procedures described in this Prospectus. For redemption requests received following 4:00 p.m., Eastern Time, your shares will redeemed at the following business day’s NAV per share in accordance with the procedures described in this Prospectus. The value of the shares redeemed may be more or less than their original cost, depending upon changes in a Fund’s NAV per share.

The Funds normally make payment for all shares redeemed as soon as practicable, generally within two business days, but no later than seven days after receipt by the Transfer Agent of a redemption request in proper form. If you purchase shares by check or ACH and submit shortly thereafter a redemption request (but not the date on which the redemption price is determined), the redemption proceeds will not be transmitted to you until your purchase check or ACH transfer has cleared. This process may take up to seven days. This delay can be avoided if shares are purchased by wire and it does not apply if there are sufficient other shares in your account to satisfy the requested redemption. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether federal income taxes or any applicable state taxes should be withheld. If not, this type of redemption can be subject to federal income tax withholding and, possibly, state taxes.

The right of redemption may be suspended or the date of payment postponed (1) during any period when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading in the markets the Fund ordinarily uses is restricted, or when an emergency exists such that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund’s shareholders.

Shares of the Funds may be redeemed by using one of the procedures described below. For additional information regarding redemption procedures, you may go to the Funds’ website, www.steelpath.com, or call 888-614-6614 or your securities dealer.

Redemptions by Mail:

You may redeem shares by mailing a written request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Regular Mail

SteelPath Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175

Express/Overnight Mail

SteelPath Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

The proceeds of a written redemption request are normally paid by check made payable to the shareholder(s) of record and sent to your address of record. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. A $15 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. Depending upon how quickly you wish to receive payment, you can request that payment be made by ACH transfer, without charges, if you have established this redemption option.

Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form are generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor. A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account.
•	When redemption proceeds are sent to any person, address, or bank account not on record.
•	If a change of address was received by the Transfer Agent within the past 15 days.
•	For all redemptions in excess of $50,000 from any shareholder account.

The Transfer Agent may also require a signature guarantee when establishing or modifying certain services on an account and in other instances it deems appropriate.

If you have any questions about signature guarantees, please call 888-614-6614.

Telephone Redemption Requests

You may redeem shares by telephone request if you have elected to have this option. To arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, please contact the Transfer Agent at 888-614-6614 to obtain the forms. The request must be signed by each account owner and may require a signature guarantee. You may place a telephone redemption request of up to $50,000 by calling 888-614-6614. You may choose to have the redemption paid by check sent to your address of record, or by federal funds wire transfer (minimum amount of $1,000) to your account at any member bank of the Federal Reserve System or electronic ACH funds transfer to your pre-designated bank account. A $15 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. There is no charge for proceeds sent by ACH transfer; however, you may not receive credit for transferred funds for two to three days or up to seven days.

During times of extreme economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption. In such event, you should consider using a written redemption request sent by overnight service to:

SteelPath Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Using this procedure may result in your redemption request being processed at a later time than it would have been if the telephone redemption procedure had been used. During the delay, the applicable Fund’s NAV per share may fluctuate.

By selecting the telephone redemption option, you authorize the Transfer Agent to act on telephone instructions reasonably believed to be genuine. The Transfer Agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. None of the Funds nor the Transfer Agent will be liable for any losses resulting from unauthorized or fraudulent instructions if these procedures are followed. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period. Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemptions Using the Internet

You may redeem shares of the Funds on their website at www.steelpath.com. However, if you choose not to have the ability to redeem shares by telephone, you will also be unable to redeem shares using the internet. Although the systems used by the Transfer Agent include appropriate security measures intended to prevent unauthorized transactions, as with any transactions you effect on the internet, there are various risks associated with the use of the internet to redeem shares of the Fund, including the risk that your instructions may be lost, delayed, or inaccurately transmitted and the risk that your personal information may be intercepted and improperly used.

Redemptions Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, your redemption request may be placed through that organization. Shares will be redeemed at the NAV per share next computed after your request is received by the authorized securities dealer or mutual fund marketplace (of, if applicable, its authorized designee) in such form as meets the requirements of the particular entity.

Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing a redemption of Fund shares. Ask your financial intermediary for details.

HOW TO EXCHANGE SHARES

If you purchased shares of a Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

If you purchased shares of a Fund directly through us, your shares may be exchanged by calling 1-888-614-6614 to speak to a representative, through our website, www.steelpath.com.

Shares of any class of a Fund may be exchanged for shares of the same class of another SteelPath Fund, subject to the investment requirements of that Fund. Obtain a prospectus for a Fund from your financial adviser, the Funds or through the Funds’ website at www.steelpath.com. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “How to Buy Shares” and “How to Redeem Shares” for additional limitations that apply to purchases and redemptions. There is no front-end sales charge on exchanges between Class A shares of a Fund for Class A shares of another Fund. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the Class C shares being exchanged for Class C shares of another Fund. Shares subject to a contingent deferred sales charge will not be charged a contingent deferred sales charge in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a contingent deferred sales charge, depending on when you originally purchased the exchanged shares. For purposes of computing the contingent deferred sales charge, the length of time you owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Before exchanging shares, shareholders should consider how the exchange may affect any contingent deferred sales charge that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check or ACH, to exchange out of one Fund and into another, a shareholder must have owned shares of the redeeming Fund long enough for the check or ACH to clear.

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement Fund shares may be acquired through exchange only in states in which they can be legally sold. The Funds reserve the right to charge a fee and to modify or terminate the exchange privilege at any time. Please refer to the section titled “Market Timing and Abusive-Trading Activity Policy” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Market Timing and Abusive-Trading Activity Policy

The Funds are intended to serve as an investment vehicle for long-term investors. Frequent trading or market timing, which the Trust generally defines as redeeming or exchanging Fund shares within 30 days of their purchase or exchange, can disrupt the Funds investment program and create additional transaction costs that are borne by all shareholders. Frequent trading or market timing of Fund shares may adversely affect Fund performance and the interests of long-term investors by requiring a Fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when frequent trading or market timing occurs, a Fund may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading or market timing can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of frequent trading or market timing. The Trust believes that it is not in the interests of its shareholders to accommodate frequent trading or market timing, and the Board has adopted policies and procedures designed to deter these practices.

The Funds discourage frequent purchases, redemptions and exchanges of Fund shares and do not accommodate such trading activity. In addition, the Funds may reject any purchase order or exchange that it regards as disruptive to efficient portfolio management. Investors who are identified by the Funds as engaging in frequent trading or other abusive trading practices will be notified of the Trust’s adverse view of such practices, and the Trust may terminate these relationships. In making such judgments, the Trust seeks to act in a manner it believes to be consistent with the best interests of shareholders. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

Financial intermediaries that offer Fund Shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. Certain intermediaries that offer Fund shares may be unable to enforce the Fund’s policies. However, the Trust generally monitors the trading activity of intermediaries in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.

The Trust monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Trust may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Trust to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Trust has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

It is the policy of the Trust each fiscal year to distribute substantially all of the Funds’ net investment income (i.e., generally, the income that they earn from cash distributions and interest on their investments, and any capital gains, net of the Funds’ expenses). Unless requested otherwise by you, dividends and other distributions will be automatically reinvested in additional shares of the applicable Fund at the NAV per share in effect on the day after the record date.

The Trust is an open-end registered investment company under the 1940 Act. As such, the Funds are generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Funds. In this regard, that portion of a Fund’s income which consists of gain realized by the Fund on a sale of equity units in an MLP (other than the portion of such gain representing recapture income) will constitute long-term capital gain subject to this limitation. Cash distributions received by a Fund from the MLPs in which such Fund invests generally will not constitute long-term capital gain, except to the extent that (i) such MLP distributions relate to long-term capital gain realized by the MLP on a sale by the MLP of its assets or (ii) the distributions received from a particular MLP exceed such Fund’s tax basis in its equity units in such MLP. The Funds do not expect that a material portion of the cash distributions they receive from MLPs in which they invest will constitute long-term capital gain.

Certain U.S. Federal Income Tax Matters

The following is a general summary of certain U.S. federal income tax considerations affecting the Funds and investors in the Funds. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, insurance companies, brokers and dealers in securities or currencies, certain securities traders, individual retirement accounts, certain tax-deferred accounts and, except as specifically provided under “Federal Income Taxation of Holders of the Funds’ Shares — Non-U.S. Shareholders” below, foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of a Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S., any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this prospectus. Counsel to the Funds has not rendered any legal opinion regarding any tax consequences relating to the Funds or your investment in the Funds. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of a Fund’s shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in a Fund’s shares.

Federal Income Taxation of the Funds

Although the Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, none of the Funds meet current tests for qualification as a regulated investment company under Subchapter M of the Code because of the fact that most or substantially all of each Fund’s investments will consist of investments in MLP securities. The regulated investment company tax rules therefore have no application to the Funds or to their shareholders. As a result, each Fund is treated as a corporation for federal and state income tax purposes, and will pay federal income tax (currently at a maximum rate of 35%) and state income tax on its taxable income. Each Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative maximum tax exceeds the Fund’s regular income tax liability.

The Funds invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, each Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Advisor’s review of the historic results of the types of MLPs in which the Funds invest, the Advisor expects that the cash flow received by each Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Advisor’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the applicable Fund and less cash available to distribute to you or to pay to expenses.

The Funds will be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the applicable Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to a Fund that exceed such Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

Each Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund will be subject to the alternative minimum tax.

Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Funds to recognize income or gain without a corresponding receipt of cash,

(iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

Federal Income Taxation of Holders of the Funds’ Shares — U.S. Shareholders

Receipt of Distributions.  Distributions made to you by a Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Funds intend to invest, the Advisor anticipates that the distributed cash from the MLPs generally will exceed a Fund’s share of the MLPs’ taxable income. Consequently, the Advisor anticipates that only a portion of a Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of a Fund’s current and accumulated earnings and profits, your basis in the Fund’s shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain. Such gain will be long-term capital gain if you have held the shares for more than one year.

Because the Funds will invest a substantial portion of their assets in MLPs, special rules will apply to the calculation of each Fund’s earnings and profits. For example, each Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in a Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, a Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as “qualified dividend income.” Under federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. However, the favorable tax treatment applicable to qualified dividends is set to expire for tax years beginning after December 31, 2010 and, thus, qualifying dividend income will thereafter be subject to U.S. federal income tax at the rates applicable to ordinary income (which rates are scheduled to increase at that time to a maximum rate of 39.6%), unless further Congressional action is taken. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Funds’ automatic dividend reinvestment plan, upon a Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from such Fund in an amount equal to the fair market value of the shares issued to you under the plan. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Redemptions and Sales of Shares.  A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in a Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. An exchange of shares of a Fund for shares of another fund will be treated as a taxable sale of such Fund’s shares with an amount realized equal to the fair market value of the shares received in the exchange. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate common shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning on or after January 1, 2011). The deductibility of capital losses is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI.

Because the Trust is a corporation for federal income tax purposes, an owner of any of the Fund’s shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of such Funds’ shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Similarly, the income and gain realized from an investment in a Fund’s shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company. Furthermore, a Fund’s shares will constitute “qualifying assets” to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of a Fund’s shares owned by the regulated investment company does not constitute more than 5% of the value of the total assets held by the regulated investment company or more than 10% of a Fund’s outstanding voting securities.

Federal Income Taxation of Holders of the Funds’ Shares — Non-U.S. Shareholders

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of a Fund’s shares that is not a U.S. Shareholder.

Receipt of Distributions.  Distributions by a Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from such Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by a Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

If the amount of a distribution exceeds a Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in such Fund’s shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder’s allocable share of a Fund’s current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder’s tax basis in such Fund’s shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in “Redemptions and Sales of Shares” below.

Redemptions and Sales of Shares.  A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in a Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of a Fund’s shares, except in the following cases:

•	the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. (and, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.),
•	the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or
•	a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests
•	as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of common shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Backup Withholding

Federal regulations generally require the Funds to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the applicable Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, or other applicable form. Furthermore, the Service may notify the applicable Fund to institute backup withholding if the Service determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28% and is scheduled to increase on January 1, 2011.

The foregoing discussion regarding federal and state taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this prospectus, and is subject to change by legislative or administrative action. You should consult your own tax advisors concerning the federal, state, local, and foreign tax consequences of an investment in a Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the first eight months of its operations. Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). Except as noted below, each Fund’s financial highlights were audited by Cohen Fund Audit Services, Ltd., the Funds’ Independent Registered Public Accounting Firm. The report of Cohen Fund Audit Services, Ltd., along with the Funds’ financial statements, is found in the Funds’ Annual Report, which you may obtain upon request.

Class C shares of the Funds have not yet commenced operations. Accordingly, financial performance information for the Class C shares is not included in the tables below.

STEELPATH MLP SELECT 40 FUND

	Class A	Class I	Class Y
Net asset value, beginning of period	$10.00 (1)	$10.00 (1)	$10.00 (1)
Income from investment operations:
Net investment loss(2)	(0.03)	(0.02)	(0.02)
Return of capital(2)	0.30	0.30	0.27
Net realized and unrealized gain on securities	0.96 (3)	0.99 (3)	1.02 (3)
Total from investment operations	1.23	1.27	1.27
Distributions from:
Return of capital	(0.49)	(0.49)	(0.49)
Total distributions	(0.49)	(0.49)	(0.49)
Net asset value, end of period	$10.74	$10.78	$10.78
Total return(4)	12.63% (5)(6)	13.04% (5)(6)	13.04% (5)(6)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,575	$186,270	$96,020
Ratio of expenses to average net assets:
Before limitation or reimbursement and deferred income tax expense	1.45% (7)	1.52% (7)(8)	1.11% (7)
Expense limitation or reimbursement	(0.35)% (7)	(0.71)% (7)	(0.26)% (7)
Net of limitation or reimbursement and before deferred income tax expense	1.10% (7)(9)	0.81% (7)(8)(9)	0.85% (7)(9)
Deferred income tax expense(10)	14.65% (7)	14.52% (7)	15.06% (7)
Total expenses	15.75% (7)	15.33% (7)(8)	15.91% (7)
Ratio of net investment loss to average net assets:
Before limitation or reimbursement and deferred income tax benefit	(1.08)% (7)	(1.19)% (7)	(0.76)% (7)
Expense limitation or reimbursement	(0.35)% (7)	(0.71)% (7)	(0.26)% (7)
Net of limitation or reimbursement and before deferred income tax benefit	(0.73)% (7)	(0.48)% (7)	(0.50)% (7)
Deferred income tax benefit(11)	0.29% (7)	0.19% (7)	0.20% (7)
Net investment loss	(0.44)% (7)	(0.29)% (7)	(0.30)% (7)
Portfolio turnover rate	15% (5)	15% (5)	15% (5)

(1)	The net asset value for the beginning period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
(2)	Calculated based on average shares outstanding during the period.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(5)	Not annualized.
(6)	Represents performance beginning on the first day of security trading (close of business March 31, 2010).
(7)	Annualized.
(8)	The organizational fees are not annualized for the ratio calculation. As a result, the net expense ratio does not equal the Fund’s Class I expense cap.
(9)	Pursuant to an Expense Limitation and Reimbursement Agreement, the Advisor has agreed to cap the Fund’s annual operating expenses (exclusive of investment advisory fees, Rule 12b-1 fees, interest expenses, brokerage commissions, taxes, such as deferred income tax expenses, acquired fund fees and expenses and extraordinary expenses) at 0.15% of the average daily net assets of each class of shares of the Fund until May 31, 2012. The Expense Limitation and Reimbursement Agreement has the effect of capping the annual operating expenses of the Fund’s Class A, I and Y shares, excluding deferred income tax expenses, at 0.85%, 1.10% and 0.85%, respectively.
(10)	Deferred income tax expense/(benefit) estimate for the ratio calculation is derived from net investment income/loss, and realized and unrealized gains/losses.
(11)	Deferred income tax benefit/(expense) estimate for the ratio calculation is derived from net investment income/loss only.

STEELPATH MLP ALPHA FUND

	Class A		Class I
Net asset value, beginning of period	$10.00	(1)	$10.00	(1)
Income from investment operations:
Net investment loss(2)	(0.05)		(0.04)
Return of capital(2)	0.28		0.27
Net realized and unrealized gain on securities	0.97	(3)	0.99	(3)
Total from investment operations	1.20		1.22
Distributions from:
Return of capital	(0.49)		(0.49)
Total distributions	(0.49)		(0.49)
Net asset value, end of period	$10.71		$10.73
Total return(4)	12.24% (5)(6)		12.44% (5)(6)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,525		$168,652
Ratio of expenses to average net assets:
Before limitation or reimbursement and deferred income tax expense	1.94% (7)		1.54% (7)
Expense limitation or reimbursement	(0.44)% (7)		(0.29)% (7)
Net of limitation or reimbursement and before deferred income tax expense	1.50	%(7)(8)	1.25	%(7)(8)
Deferred income tax expense(9)	12.93% (7)		13.14% (7)
Total expenses	14.43% (7)		14.39% (7)
Ratio of net investment loss to average net assets:
Before limitation or reimbursement and deferred income tax benefit	(1.59)% (7)		(1.20)% (7)
Expense limitation or reimbursement	(0.44)% (7)		(0.29)% (7)
Net of limitation or reimbursement and before deferred income tax benefit	(1.15)% (7)		(0.91)% (7)
Deferred income tax benefit(10)	0.46% (7)		0.36% (7)
Net investment loss	(0.69)% (7)		(0.55)% (7)
Portfolio turnover rate	7	%(5)	7	%(5)

(1)	The net asset value for the beginning period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
(2)	Calculated based on average shares outstanding during the period.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(5)	Not annualized.
(6)	Represents performance beginning on the first day of security trading (close of business March 31, 2010).
(7)	Annualized.
(8)	Pursuant to an Expense Limitation and Reimbursement Agreement, the Advisor has agreed to cap the Fund’s annual operating expenses (exclusive of investment advisory fees, Rule 12b-1 fees, interest expenses, brokerage commissions, taxes, such as deferred income tax expenes, acquired fund fees and expenses and extraordinary expenses) at 0.15% of the average daily net assets of each class of shares of the Fund until May 31, 2012. The Expense Limitation and Reimbursement Agreement has the effect of capping the annual operating expenses of the Fund’s Class A and I shares, excluding deferred income tax expenses, at 1.50% and 1.25%, respectively.
(9)	Deferred income tax expense/(benefit) estimate for the ratio calculation is derived from net investment income/loss, and realized and unrealized gains/losses.
(10)	Deferred income tax benefit/(expense) estimate for the ratio calculation is derived from net investment income/loss only.

STEELPATH MLP INCOME FUND

	Class A		Class I
Net asset value, beginning of period	$10.00	(1)	$10.00	(1)
Income from investment operations:
Net investment loss(2)	(0.04)		(0.03)
Return of capital(2)	0.31		0.29
Net realized and unrealized gain on securities	1.00	(3)	1.02	(3)
Total from investment operations	1.27		1.28
Distributions from:
Return of capital	(0.44)		(0.44)
Total distributions	(0.44)		(0.44)
Net asset value, end of period	$10.83		$10.84
Total return(4)	13.10	%(5)(6)	13.20	%(5)(6)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,464		$68,368
Ratio of expenses to average net assets:
Before limitation or reimbursement and deferred income tax expense	1.93	%(7)	1.62	%(7)
Expense limitation or reimbursement	(0.58	)%(7)	(0.52	)%(7)
Net of limitation or reimbursement and before deferred income tax expense	1.35	%(7)(8)	1.10	%(7)(8)
Deferred income tax expense(9)	17.05	%(7)	17.22	%(7)
Total expenses	18.40	%(7)	18.32	%(7)
Ratio of net investment loss to average net assets:
Before limitation or reimbursement and deferred income tax benefit	(1.54	)%(7)	(1.24	)%(7)
Expense limitation or reimbursement	(0.58	)%(7)	(0.52	)%(7)
Net of limitation or reimbursement and before deferred income tax benefit	(0.96	)%(7)	(0.72	)%(7)
Deferred income tax benefit(10)	0.39	%(7)	0.29	%(7)
Net investment loss	(0.57	)%(7)	(0.43	)%(7)
Portfolio turnover rate	15	%(5)	15	%(5)

(1)	The net asset value for the beginning period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
(2)	Calculated based on average shares outstanding during the period.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(5)	Not annualized.
(6)	Represents performance beginning on the first day of security trading (close of business March 31, 2010).
(7)	Annualized.
(8)	Pursuant to an Expense Limitation and Reimbursement Agreement, the Advisor has agreed to cap the Fund’s annual operating expenses (exclusive of investment advisory fees, Rule 12b-1 fees, interest expenses, brokerage commissions, taxes, such as deferred income tax expenses, acquired fund fees and expenses and extraordinary expenses) at 0.15% of the average daily net assets of each class of shares of the Fund until May 31, 2012. The Expense Limitation and Reimbursement Agreement has the effect of capping the annual operating expenses of the Fund’s Class A and I shares, excluding deferred income tax expenses, at 1.35% and 1.10%, respectively.
(9)	Deferred income tax expense/(benefit) estimate for the ratio calculation is derived from net investment income/loss, and realized and unrealized gains/losses.
(10)	Deferred income tax benefit/(expense) estimate for the ratio calculation is derived from net investment income/loss only.

GENERAL INFORMATION

Administrator and Transfer Agent

UMB Fund Services, Inc. serves as the administrator, transfer agent and dividend disbursing agent to the Trust and each of the Funds. Shareholders of the Funds may contact the Transfer Agent with any questions regarding their transactions in shares of the Funds and account balances.

Custodian

UMB Bank, n.a. serves as custodian for the Trust and each of the Funds. In that capacity, it maintains custody of all securities and cash assets of the Funds. The custodian is authorized to hold the Funds’ investments in securities depositories and with sub-custodians approved by the Funds.

Distributor

UMB Distribution Services, LLC serves as the principal distributor for the Funds pursuant to a Distribution Agreement for the purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds.

INVESTMENT ADVISOR

SteelPath Fund Advisors, LLC

2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

ADMINISTRATOR AND
TRANSFER AGENT

UMB Fund Services, Inc.

803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN

UMB Bank, n.a.

1010 Grand Boulevard
Kansas City, Missouri 64106

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100
Westlake, OH 44145

DISTRIBUTOR

UMB Distribution Services, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

LEGAL COUNSEL

K&L Gates LLP

1601 K Street NW
Washington, DC 20006

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year.

Statement of Additional Information

The SAI provides more details about the Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

The SAI and the Fund’s annual and semi-annual reports to shareholders are available, without charge, upon request. To obtain a free copy of the SAI, annual report or semi-annual report, to request other information about the Funds, or if you have questions about the Fund:

By Internet

Go to www.steelpath.com.

By Telephone

Call 888-614-6614 or your securities dealer.

By Mail

Write to:

SteelPath Fund Advisors, LLC
2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

From the SEC

Information about the Fund (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22363

SteelPath MLP Select 40 Fund
Class A Shares (MLPAX)
Class C Shares (MLPEX)
Class I Shares (MLPOX)
Class Y Shares (MLPYX)

SteelPath MLP Alpha Fund
Class A Shares (MLPDX)
Class C Shares (MLPGX)
Class I Shares (MLPZX)

SteelPath MLP Income Fund
Class A Shares (MLPFX)
Class C Shares (MLPRX)
Class I Shares (MLPTX)

Each, a series of The SteelPath MLP Funds Trust

2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

Statement of
Additional Information
Dated May 31, 2011

This Statement of Additional Information (the “SAI”) is not a prospectus. It supplements the information contained in the Prospectus dated May 31, 2011 (the “Prospectus”) for the funds that are series (collectively, the “Funds”) of The SteelPath MLP Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on December 1, 2009, as a statutory trust under the laws of the State of Delaware. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and the Trust, and it should be read in conjunction with the Prospectus.

To obtain a copy of the Prospectus, please write to SteelPath Fund Advisors, LLC, 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201, call 888-614-6614 or go online to www.steelpath.com.

The Trust’s audited financial statements are incorporated herein by reference from the Trust’s annual report for the fiscal year ended November 30, 2010, which has been filed with the Securities and Exchange Commission (the “SEC”) and provided to all shareholders. For a copy, without charge, of the Trust’s annual report to shareholders, please write to SteelPath Fund Advisors, LLC, 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201, call 888-614-6614 or go online to www.steelpath.com.

The Funds seek to provide capital appreciation and/or income. Each Fund is managed by SteelPath Fund Advisors, LLC (the “Advisor”). Shares of the Funds are distributed on a continuous basis at their current net asset value (“NAV”) per share by UMB Distribution Services, LLC (the “Distributor”).

i

THE FUNDS

The Funds may issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by such Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of a Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Each Fund offers three different share classes, Class A, Class C and Class I, and SteelPath MLP Select 40 Fund also offers a Class Y Share. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date. The Board may establish additional series and offer shares of new series of the Trust at any time.

Under the Trust’s Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal or until the election and qualification of his successor. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. Under normal circumstances, no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

The sections below describe, in greater detail than in the prospectus, some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage. The principal investment strategies and associated risks of the Funds are described in the prospectus.

Diversification

As a “diversified” investment company, the SteelPath MLP Select 40 Fund, with respect to 75% of its total assets, must limit its investment in any single issuer to not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer (except that these limitations do not apply to cash and cash items, investments in U.S. Government Securities and investments in securities of other investment companies). The SteelPath MLP Alpha Fund and SteelPath MLP Income Fund are non-diversified as defined by the 1940 Act.

Portfolio Turnover

Although the Funds generally do not engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. Each Fund’s portfolio turnover for the last fiscal year is disclosed in the prospectus in the section titled “Portfolio Turnover.” A higher portfolio turnover rate would result in higher brokerage costs to the Fund and could also result in the greater realization of capital gains that will be subject to tax, including short-term gains, which will be taxable to shareholders at ordinary income tax rates.

1

INVESTMENT POLICIES

Each Fund is a unique investment product that provides investors with access to energy infrastructure master limited partnerships (“MLPs”), while issuing a single Form 1099 to its shareholders, thereby removing the obstacles of federal and state Schedule K-1 filings and unrelated business taxable income “(UBTI”) filings. Each Fund will calculate net asset value daily and will publish its portfolio of investments to provide investors a completely transparent perspective into the Fund’s holdings.

Fundamental Investment Restrictions

The investment restrictions for each Fund as set forth below are fundamental policies of each Fund that may not be changed with respect to a Fund without the approval of a majority of the shareholders of such Fund. For these purposes, majority shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of a Fund, or (2) 67% or more of the voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the prospectus or this SAI, the Funds’ investment objectives as described in the prospectus and all other investment policies and practices described in the prospectus and this SAI are non-fundamental and may be changed by the Board without the approval of the shareholders.

Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the prospectus apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation of the Fund’s policies or restrictions. However, a Fund will seek to rebalance its portfolio to come back into compliance with the relevant policies and restrictions.

Each Fund has adopted the following fundamental policies:

SteelPath MLP Select 40 Fund

•	shall invest, under normal circumstances, at least 80 percent of the value of its assets in MLPs

The following interpretation applies to this fundamental policy. The term “assets” refers to the Fund’s net assets, including any borrowings for investment purposes.

•	shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time
•	may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time
•	may not purchase or sell real estate or any interest therein
•	may not purchase physical commodities or contracts relating to physical commodities

The following interpretation applies to this fundamental policy. Derivative instruments, such as options, futures, forwards and swaps, are not considered physical commodities.

•	may not make loans, including securities lending and investments in repurchase agreements and debt securities
•	may not act as an underwriter or distributor of securities except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), by virtue of disposing of portfolio securities
•	may not issue senior securities, except as permitted under the 1940 Act
•	may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to our investments in MLPs, which will be concentrated in the MLP energy infrastructure industry in particular, and the energy industry in general

2

The following interpretation applies to this fundamental policy. The sectors within the “energy industry” in which the Fund generally concentrates includes those related to the (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, and (iv) owning, managing and transporting of alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel.

SteelPath MLP Alpha Fund

•	shall invest, under normal circumstances, at least 80 percent of the value of its assets in MLPs

The following interpretation applies to this fundamental policy. The term “assets” refers to the Fund’s net assets, including any borrowings for investment purposes.

•	may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time
•	may not purchase or sell real estate or any interest therein
•	may not purchase physical commodities or contracts relating to physical commodities

The following interpretation applies to this fundamental policy. Derivative instruments, such as options, futures, forwards and swaps, are not considered physical commodities

•	may not make loans, including securities lending and investments in repurchase agreements and debt securities
•	may not act as an underwriter or distributor of securities except to the extent that the Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities
•	may not issue senior securities, except as permitted under the 1940 Act
•	may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to our investments in MLPs, which will be concentrated in the energy infrastructure industry in particular, and the energy industry in general

The following interpretation applies to this fundamental policy. The sectors within the “energy industry” in which the Fund generally concentrates includes those related to the (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, and (iv) owning, managing and transporting of alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel.

SteelPath MLP Income Fund

•	shall invest, under normal circumstances, at least 80 percent of the value of its assets in MLPs

The following interpretation applies to this fundamental policy. The term “assets” refers to the Fund’s net assets, including any borrowings for investment purposes.

•	may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time
•	may not purchase or sell real estate or any interest therein
•	may not purchase physical commodities or contracts relating to physical commodities

The following interpretation applies to this fundamental policy. Derivative instruments, such as options, futures, forwards and swaps, are not considered physical commodities.

3

•	may not make loans, including securities lending and investments in repurchase agreements and debt securities
•	may not act as an underwriter or distributor of securities except to the extent that the Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities
•	may not issue senior securities, except as permitted under the 1940 Act
•	may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to our investments in MLPs, which will be concentrated in the energy infrastructure industry in particular, and the energy industry in general.

The following interpretation applies to this fundamental policy. The sectors within the “energy industry” in which the Fund generally concentrates includes those related to the (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, and (iv) owning, managing and transporting of alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel.

Nonfundamental Investment Restrictions

Each Fund has adopted the following additional nonfundamental policies:

SteelPath MLP Select 40 Fund

•	under normal circumstances, the Fund invests at least 90% of its net assets in the equity securities of a minimum of forty MLPs
•	will not employ any leverage for investment purposes
•	will not engage in short sales
•	will not pledge any of its assets
•	will not invest more than 15% of its net assets in illiquid securities

SteelPath MLP Alpha Fund

•	under normal circumstances, the Fund invests at least 90% of its net assets in the equity securities of MLPs
•	will not invest more than 10% of its total assets in any single issuer (as permitted by applicable law)
•	will invest in a minimum of 20 MLPs
•	will not employ any leverage for investment purposes
•	will not engage in short sales
•	will not pledge any of its assets
•	will not invest more than 15% of its net assets in illiquid securities

SteelPath MLP Income Fund

•	under normal circumstances, the Fund invests at least 90% of its net assets in the equity securities of MLPs
•	will not invest more than 10% of its total assets in any single issuer (as permitted by applicable law)
•	will not employ any leverage for investment purposes
•	will not engage in short sales

4

•	will not pledge any of its assets
•	will not invest more than 15% of its net assets in illiquid securities

Portfolio Composition

As discussed in the prospectus, each of the strategies below is a principal investment strategy of the Funds.

MLPs

The Funds seek to achieve their investment objectives by investing primarily in equity securities of MLPs. The U.S. is in the middle of an energy infrastructure build-out predicated on two fundamental factors: modest long-term growth in energy demand, and shifting locations of supplies. These factors are still at play even in this rough economic climate. The Energy Information Administration (“EIA”) is forecasting energy use to decline in 2009 and remain relatively level in 2010, but given demographic growth trends, believes that through the next decade the U.S. will be producing and using more energy, including fossil fuels. Shifting supply sources are just as significant, as new infrastructure will be required to move these resources to end-use markets. Burgeoning unconventional resource plays will more than double their gas production by 2015. The opportunity set is noteworthy: at least $150 billion of new-build assets and at least $200 billion of existing assets still held in private and public corporations that will continue to migrate to the MLP structure over the next ten years. Given the expansion opportunities, the Advisor believes that public equity investments in energy infrastructure will be able to outpace the broader market.

Cash

Each Fund may invest in cash and cash equivalents. Cash equivalents include, among other things, money market funds, certificates of deposit, bankers’ acceptances, and commercial paper. For temporary defensive purposes, each Fund may invest up to 100% of its net assets in cash and cash equivalents.

Exchange Traded Funds and Other Investment Companies

Exchange-Traded Funds. Each Fund may purchase shares of exchange-traded funds (“ETFs”). ETFs trade like common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. As a shareholder of an ETF, a Fund would be subject to its ratable share of an ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the risks of the Fund’s investments in other investment companies, which are described below.

Other Registered Investment Company Securities. Each Fund at times may invest in shares of other investment companies, including open-end funds, such as money market mutual funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust, to the extent permitted by applicable law. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

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MANAGEMENT OF THE FUNDS

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Funds’ officers and service providers, including the Advisor. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including the Advisor’s investment personnel and the Trust’s Chief Compliance Officer. The Board also is assisted by the Trust’s independent auditor (who reports directly to the Funds’ Audit Committee), independent counsel and other service providers as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Advisor, as part of its investment advisory responsibilities, is responsible for the day-to-day management of the risks associated with each Fund’s investment portfolio. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through the Audit Committee, the Valuation Committee and the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, each Fund’s risks include, among others, investment risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Advisor and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Funds’ Chief Compliance Officer (“CCO”) and senior officers of the Advisor regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from the Advisor with respect to the Funds’ investments. In addition to regular reports from the Advisor, the Board also receives reports regarding other service providers to the Funds, either directly or through the Advisor or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from the Advisor in connection with the Board’s consideration of the renewal of the Trust’s investment advisory agreement with the Advisor and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

In addition, the Audit Committee receives regular reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

The Board is currently comprised of five Trustees. Four of the Trustees are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Duke R. Ligon, an Independent Trustee, serves as Chairman of the Board. The Chairman’s responsibilities include presiding at all meetings of the Board and the Independent Trustees, and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Chairman also performs such other duties as the Board may from time to time determine.

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The Trustees discharge their responsibilities collectively as a Board, as well as through the Audit Committee and the Valuation Committee. The Audit Committee operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Valuation Committee operates pursuant to the Trust’s Valuation Policy and Procedures (the “Valuation Procedures”), which have been approved by the Board. The members and responsibilities of the Audit Committee and the Valuation Committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Trustees, Audit Committee and Valuation Committee, is appropriate for the Funds in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board, the Audit Committee and the Valuation Committee are functioning effectively and whether, given the size and composition of the Board, the Audit Committee and the Valuation Committee, the Trustees are able to oversee effectively the number of Funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone. During the fiscal year ended November 30, 2010, the Board met five times, holding three in-person meetings and two telephonic meetings.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Unless otherwise indicated, each Trustee’s address is 2100 McKinney Avenue, Suite 1401, Dallas, Texas 75201.

Name, Address, and DOB	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Edward F. Kosnik YOB: 1944	Trustee	Indefinite/Since January 25, 2010	Private investor, Director of Blueknight Energy Partners G.P., L.L.C. (formerly Semgroup Energy Partners GP LLC), from July 2008 to November 2009; Director of Buckeye GP LLC (petroleum refining) from its inception in 1986 to September 2007; Director of Premcor Inc. (petroleum refining) from November 2004 to September 2005; member of the Board of Trustees of Marquette University from September 2006 to September 2009. He is a consultant to a private energy investment corporation.	3	N/A

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Name, Address, and DOB	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Duke R. Ligon YOB: 1941	Trustee and Chairman of the Board	Indefinite/Since January 25, 2010	Devon Energy Corporation, Senior Vice President and General Counsel from January 1997 to February 2003; Love’s Travel Stops & Country Stores, Inc., Strategic Advisor	3	Blueknight Energy Partners, L.P., Quest Midstream Partners, L.P., Heritage Trust Company, Security State Bank, Panhandle Oil and Gas Inc., and Pre-Paid Legal Services, Inc.
Davendra S. Saxena YOB: 1979	Trustee	Indefinite/Since January 25, 2010	Tudor, Pickering, Holt & Co., Director, Investment Banking, 2011 – Present; Berenson & Company, Director, Energy Investment Banking, 2003 – 2011	3	N/A
Peter M. Lebovitz YOB: 1955	Trustee	Indefinite/Since January 17, 2011	Founder and Managing Partner, Harkness Partners, LLC (consulting firm), 2010 to present; Advisory Board Member, Cantilever Capital, LLC (investment management holding company), 2009 – present; Investment Committee Chair, Advisor and Consultant, KRC Inc. (family office), 2008 – present; Board Member, Crosswind Investments, LLC (investment management), 2007 – present; Managing Partner, Managers Investment Group LLC (formerly, the Managers Funds), 1994 – 2007, 2005 – 2007; President & CEO 1994 – 2005, Fund Trustee 1999 – 2005, the Managers Funds	3	N/A
Interested Trustee*
Gabriel Hammond YOB: 1979	President and Trustee	Indefinite/Since January 25, 2010	Advisor, Founder, Member and Portfolio Manager, 2009 – Present, SteelPath Capital Management LLC, Founder, Member and Portfolio Manager, 2004 – Present; Goldman Sachs & Co., Energy Research Division, 2001 – 2004	3	PostRock Energy Corporation, National Association of Publicly Traded Partnerships

*	Gabriel Hammond is an interested trustee because he owns a controlling interest in the Adviser.

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In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Edward F. Kosnik:  Mr. Kosnik has extensive experience in the energy industry and in investment and organizational management, having served on the boards of a publicly traded MLP that operates a network of midstream energy assets, two petroleum refining companies and a private university, and as a consultant to a private energy investment corporation.

Duke R. Ligon:  Mr. Ligon is an attorney and has extensive experience in the securities and energy industries and with corporate matters in general, including experience as a trustee or director of multiple public and private companies and as a senior officer and general counsel of a natural gas and oil exploration and production company.

Davendra S. Saxena:  Mr. Saxena has extensive experience in the investment banking and energy industries, including as a director in investment banking at an energy investment and merchant bank and as a director in energy investment banking at a financial advisory and investment management firm.

Peter M. Lebovitz:  Mr. Lebovitz has extensive experience in the investment management industry as a board member and officer of a mutual fund, a board member and/or managing partner of investment management firms, the founder and managing partner of a consulting firm, and the investment committee chair, advisor and consultant for a family office.

Gabriel Hammond:  Mr. Hammond has extensive experience in the investment management business and energy industry, including as a founder and manager of the Advisor and an affiliate, as a member of the energy research division of an investment bank, and as a board member of a company engaged in the acquisition, exploration, development, production and transportation of oil and natural gas.

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Board Committees

The Trust has an Audit Committee, consisting of Messrs. Kosnik, Ligon and Saxena. The members of the Audit Committee are not “interested” persons of the Funds (as defined in the 1940 Act). The primary responsibilities of the Audit Committee are, as set forth in its charter, (a) to oversee the accounting and financial reporting processes of the Trust and each Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; (d) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (e) to act as a liaison between the Trust’s independent auditors and the full Board. The Audit Committee met three times during the fiscal year ended November 30, 2010.

The Trust also has a Valuation Committee. The Valuation Committee is comprised of any one Trustee. The primary responsibility of the Valuation Committee is to review and approve the fair valuation of a security. The Valuation Procedures require that a Trustee’s approval be based on whether the Valuation Procedures have been followed in determining the fair value of a security. Under the Valuation Procedures, each fair valuation must be reported to the Board at its next regularly scheduled meeting. If the Valuation Committee, in consultation with the Advisor, is unable to determine a fair value for a security, a meeting of the Board will be convened. The Valuation Committee did not meet during the fiscal year ended November 30, 2010.

Board of Trustees’ Interest in the Funds

The following table shows the amount of shares beneficially owned by each Trustee in the Trust as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in SteelPath MLP Select 40 Fund	Dollar Range of Equity Securities in SteelPath MLP Alpha Fund	Dollar Range of Equity Securities in SteelPath MLP Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Edward F. Kosnik	None	None	None	None
Duke R. Ligon	None	None	None	None
Davendra S. Saxena	None	None	None	None
Peter M. Lebovitz	None	None	None	None
Interested Trustee
Gabriel Hammond	$10,001 – $50,000	$10,001 – $50,000	$10,0001 – $50,000	Over $100,000

Ownership of Securities of Investment Advisers and Related Companies

As of December 31, 2010, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of the Advisor or the Distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Advisor or the Distributor. During the year ended December 31, 2010, neither the Independent Trustees, nor their immediate family members, had a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates. None of the Independent Trustees are also officers or are affiliated with the Trust.

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Trustee Compensation

From January 2010 through March 2011, each Independent Trustee was paid: (i) an annual retainer of $5,000; (ii) a fee of $1,000 for each quarterly meeting of the Board attended; and (iii) a fee of $500 for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board). Officers of the Trust, all of whom are members, officers, or employees of the Advisor, or their affiliates, receive no compensation from the Trust. Trustee compensation received from the Trust for the Trust’s fiscal year ended November 30, 2010 is set forth below.

Effective April 2011, each Independent Trustee is paid: (i) an annual retainer of $30,000; (ii) a fee of $2,000 for each quarterly and special meeting of the Board attended; and (iii) a fee of $1,000 for each meeting attended of any committee of the Board of which such Trustee is a member. The Chairman of the Board is paid an additional $10,000 per year retainer and the Audit Committee Chair is paid an additional $5,000 per year retainer.

Name of Person, Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Trust and Trust Complex Paid to Trustees
Independent Trustees
Edward F. Kosnik, Trustee	$10,000	None	$10,000
Duke R. Ligon, Trustee	$10,000	None	$10,000
Davendra S. Saxena, Trustee	$10,000	None	$10,000
Peter Lebovitz*	None	None	None
Interested Trustee
Gabriel Hammond, Trustee	None	None	None

The Trust has not completed a full fiscal year of operations. The information in this table is provided from January, 2010 through November 30, 2010.

*	Mr. Lebovitz was elected to serve as a Trustee on January 17, 2011.

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Officers

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their ages, their business addresses and their principal occupations during the past five years are as set forth below. Unless otherwise indicated, the address of each officer is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201.

Name and DOB	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Gabriel Hammond YOB: 1979	President and Trustee	Indefinite/Since January 25, 2010	Advisor, Founder, Member and Portfolio Manager, 2009 – Present, SteelPath Capital Management LLC, Founder, Member and Portfolio Manager, 2004 – Present; Goldman Sachs & Co., Energy Research Division, 2001 – 2004
Stuart Cartner YOB: 1960	Vice President and Treasurer	Indefinite/Since January 25, 2010	Advisor, Member and Portfolio Manager, 2009 – Present, SteelPath Capital Management LLC, Member and Portfolio Manager, 2007 – Present; Goldman Sachs, Vice President, 1988 – 2007
Erin Moyer YOB: 1979	Secretary	Indefinite/Since March 18, 2010	SteelPath Capital Management LLC, Vice President; JHU Applied Physics Laboratory, Lead Engineer
James McCain YOB: 1951	Chief Compliance Officer	Indefinite/Since November 23, 2010	SteelPath Capital Management LLC, Chief Compliance Officer; SteelPath Fund Advisors, LLC, Chief Compliance Officer; Brazos Capital Management, Chief Compliance Officer; PineBridge Mutual Funds, Secretary and Anti-Money Laundering Officer (2007 – 2010); G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds, Chief Compliance Officer (2004 – 2007)

CODE OF ETHICS

The Trust and the Advisor have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. The Code of Ethics does not allow employees to purchase any MLP securities for their personal accounts. Rather, employees are encouraged to own MLPs through the managed products, such as this Trust, creating an alignment of interest with shareholders.

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CONTROL PERSONS AND PRINCIPAL HOLDERS

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of a Fund. A control person is one who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company or acknowledges (or has received a final adjudication as to) the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Funds. As of May 1, 2011, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

NAME AND ADDRESS	PERCENTAGE OWNERSHIP	TYPE OF OWNERSHIP
SteelPath MLP Select 40 Fund Class A Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	63.91%	Record
SteelPath MLP Select 40 Fund Class I Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	35.14%	Record
SEI Private Trust Co.* c/o State Street One Freedom Valley Drive Oaks, PA 19456	10.99%	Record
SEI Private Trust Co.* FBO Rockland Trust One Freedom Valley Drive Oaks, PA 19456	5.88%	Record
SteelPath MLP Select 40 Fund Class Y Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	80.73%	Record
TD Ameritrade, Inc.* Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103	14.64%	Record
SteelPath MLP Alpha Fund Class A Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	37.18%	Record
LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121	7.33%	Record

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NAME AND ADDRESS	PERCENTAGE OWNERSHIP	TYPE OF OWNERSHIP
SteelPath MLP Alpha Fund Class I Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	45.93%	Record
Deseret Mutual Benefits Administration* 60 E South Temple Suite 400 Salt Lake City, UT 84111	16.60%	Record
SteelPath MLP Income Fund Class A Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	25.68%	Record
SteelPath MLP Income Fund Class I Shares
Charles Schwab & Co., Inc.* FBO Special Custody Customers 101 Montgomery Street San Francisco, CA 94104	33.58%	Record
TD Ameritrade, Inc.* Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103	13.74%	Record

*	Aggregate of multiple accounts.

Management Ownership.  As of May 1, 2011, the officers and Trustees owned, in the aggregate, less than 1% of the outstanding shares of the Funds.

INVESTMENT ADVISORY AGREEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus titled “Management of The Funds — Investment Advisor.”

The Advisor is a Delaware limited liability company with offices at 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201. The Advisor is affiliated with SteelPath Capital Management, LLC (“SCM”) which was established in 2004 and also advises individuals, financial institutions, private equity funds and other pooled investment vehicles. The Advisor is employee owned. The majority of the Advisor’s employees are investment management personnel, all of whom also work for SCM. Gabriel Hammond is deemed to control the Advisor by virtue of his majority ownership of its shares. Mr. Hammond also controls SCM as the majority member of SCM. Subject to the supervision and direction of the Board, the Advisor manages the overall investment operations of the Funds, including making investment decisions and placing orders to purchase and sell securities on behalf of each Fund in accordance with the Fund’s stated investment objectives and policies.

The Advisor provides investment advisory services to the Funds pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”), dated March 3, 2010 between the Advisor and the Trust. The Advisory Agreement has an initial term expiring two years after the date of its execution, and may be continued in effect from year to year thereafter subject to the annual approval thereof by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Advisor, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

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The Advisor also provides such additional administrative services as the Trust or the Funds may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Trust and the Funds. In addition, the Advisor (or an affiliate thereof, as applicable) pays the salaries of officers of the Trust who are directors, officers or employees of the Advisor and any fees and expenses of Trustees of the Trust who are also officers, directors, or employees of the Advisor or who are officers or employees of any company affiliated with the Advisor.

In consideration of the services provided by the Advisor, the SteelPath MLP Select 40 Fund pays the Advisor a fee that is computed and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets, the SteelPath MLP Alpha Fund pays the Advisor a fee that is computed and paid monthly at an annual rate of 1.10% of the Fund’s average daily net assets, and the SteelPath MLP Income Fund pays the Advisor a fee that is computed and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2010, the SteelPath MLP Select 40 Fund paid the Advisor a total of $542,341, the SteelPath MLP Alpha Fund paid the Advisor a total of $540,005, and the SteelPath MLP Income Fund paid the Advisor a total of $164,730. The Funds commenced operations on March 31, 2010, therefore, the information provided is for the Fund’s initial eight months of operations.

The Advisor, the Trust and each Fund has entered into an Expense Limitation and Reimbursement Agreement pursuant to the which the Advisor has agreed to pay or absorb certain fees and expenses of the Funds until May 31, 2012 to ensure that the total annual fund operating expenses of the Funds (exclusive of investment advisory fees and any Rule 12b-1 fees, interest expenses, taxes, such as deferred income tax expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.15% for a Fund.

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PORTFOLIO MANAGERS

The Advisor has established an investment committee (the “Investment Committee”) that is primarily responsible for all investment-related services provided to the Funds by the Advisor. The Investment Committee is led by Mr. Hammond and Mr. Cartner. In addition to the information provided below, information regarding the portfolio managers is included in the prospectus.

Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of November 30, 2010							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account as of November 30, 2010
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
SteelPath MLP Select 40 Fund
Gabriel Hammond	2	326.3	1	43.0	95	233.0	0	0	0	0	0	0
Stuart Cartner	2	326.3	1	43.0	95	233.0	0	0	0	0	0	0
SteelPath MLP Alpha Fund
Gabriel Hammond	2	452.8	1	43.0	95	233.0	0	0	0	0	0	0
Stuart Cartner	2	452.8	1	43.0	95	233.0	0	0	0	0	0	0
SteelPath MLP Income Fund
Gabriel Hammond	2	525.7	1	43.0	95	233.0	0	0	0	0	0	0
Stuart Cartner	2	525.7	1	43.0	95	233.0	0	0	0	0	0	0

Portfolio Manager Compensation

The Advisor is employee-owned, creating a unique set of incentives for the portfolio managers by encouraging them to focus on delivering long-term capital appreciation and discouraging them from taking inappropriate risks to boost short-term returns. Delivering long-term value to shareholders is the surest path to create equity value for their ownership stake. We believe that direct ownership is the strongest and most attractive type of long-term incentive plan available, and the surest way to retain our key personnel, maintain a consistent portfolio team, and deliver the best securities selection advice.

As of November 30, 2010, each portfolio manager receives a base salary, determined by the Advisor, based on his level of responsibility at the Advisor. In determining the amount of the base salary, the Advisor considers compensation levels in the investment management and broader financial services industries, and compensation levels generally at the Advisor and its affiliates.

As of November 30, 2010, the portfolio managers do not receive compensation that is based upon a Fund’s pre- or after-tax performance, or the value of the assets held by such entities. The portfolio managers do not receive any special or additional compensation from the Advisor for their services as portfolio managers.

Material Conflicts of Interest

Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers may manage other accounts with investment strategies similar to the Funds, including other pooled investment vehicles and separately managed accounts. Fees earned by the Advisor may vary among these accounts, and the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers have potential incentives to favor certain accounts over others (including the Funds), which could result in other accounts outperforming the Funds.

A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. If a limited opportunity is appropriate for all of the Funds, the Advisor will allocate the opportunity among the Funds based on the average assets in each Class of shares. In addition, the portfolio managers may execute transactions for

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another account that may adversely affect the value of securities held by a Fund. However, the Advisor believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and that the Advisor has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Advisor and the portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Funds have no interest, and thus may have certain additional conflicts of interest. In addition, the Advisor may act as the investment advisor to accounts pursuing a range of traditional and alternative investment strategies. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses, different investment horizons, implementation of a particular hedging strategy, and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons, and different investment strategies. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

The Advisor has adopted a Code of Ethics, among other policies and procedures, that seek to ensure that clients’ accounts are not harmed by potential conflicts of interests. The Advisor also has procedures to assure that fair and appropriate allocation of investments purchased and sold is made among all clients.

Ownership of Fund Shares by the Portfolio Managers

As of November 30, 2010 the dollar range of equity securities of the Funds beneficially owned by each portfolio manager is:

Dollar Range of Equity Securities Owned in the Funds

SteelPath MLP Select 40 Fund
Name of Portfolio Manager	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Gabriel Hammond			X
Stuart Cartner		X

SteelPath MLP Alpha Fund
Name of Portfolio Manager	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Gabriel Hammond			X
Stuart Cartner		X

SteelPath MLP Income Fund
Name of Portfolio Manager	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Gabriel Hammond			X
Stuart Cartner		X

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DISTRIBUTOR

Shares of the Funds are distributed on a continuous basis at their current NAV per share by the Distributor. The Distributor provides services to the Funds pursuant to the Distribution Agreement dated as of January 8, 2010, with the Trust (the “Distribution Agreement”). The Distribution Agreement is terminable without penalty, on at least 30 days’ prior written notice, by the Board, by vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), or by the Distributor. After its initial term, the Distribution Agreement may be renewed for successive one-year terms, provided such continuance is specifically approved by (1) the Board; or (2) vote of a majority of a Fund’s outstanding voting securities (as defined by the 1940 Act), provided that, in either event, the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Distributor and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plans or Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement provides that it will terminate automatically in the event of its “assignment” (as defined by the 1940 Act and the rules thereunder). In the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law. The principal business address of the Distributor is at 803 West Michigan Street, Milwaukee, Wisconsin 53233. During the last fiscal year, the Distributor has not charged or retained any underwriting commissions from the Funds.

The Advisor has entered into an agreement with the Distributor whereby the Advisor has agreed to compensate the Distributor for, and reimburse the Distributor for the expenses the Distributor incurs in connection with, its activities pursuant to the Distribution Agreement. Any payments made by the Adviser to the Distributor under this agreement are from its own resources.

Rule 12b-1 Plan.  The Trust has adopted a plan (a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of the Class A and Class C shares. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under each Plan, each Fund will pay the Distributor an annual fee (the “12b-1 Fee”) consisting of up to 0.25% of the average daily net assets of the Fund’s Class A Shares and up to 1.00% of the average daily net assets of the Fund’s Class C Shares.

Subject to the supervision of the Board of the Trust, a Fund may make payments for services related to the distribution of the Fund’s Class A and Class C shares and/or the provision of services to Class A and Class C shareholders. Under the Plans, the Funds may make payments to, among others, securities dealers or brokers, administrators or other financial intermediaries, including the Distributor, financial institutions, investment advisors and others that are engaged in the sale of Fund shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Fund shares or that hold Fund shares for shareholders in omnibus accounts or as shareholders of record and to financial intermediaries that provide shareholder or administrative services to a Fund and its shareholders or that maintain shareholder accounts. The Funds also may pay the: (a) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to a Plan) who engage in or support distribution of Fund shares; (b) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (c) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) costs of preparing, printing and distributing sales literature; (e) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (f) costs of implementing and operating a Plan.

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The following table reflects the principal types of activities for which Rule 12b-1 payments are made, including the dollar amount paid by each Fund during the fiscal period ended November 30, 2010:

	Advertising/ Marketing	Printing/ Postage	Payment to Distributor	Payment to Broker- Dealers	Compensation to Sales Personnel	Interest, Carrying, or Other Financing Charges	Other	Total
SteelPath MLP Select 40 Fund	—	—	—	$28,617	—	—	—	$28,617
SteelPath MLP Alpha Fund	—	—	—	24,303	—	—	—	24,303
SteelPath MLP Income Fund	—	—	—	41,003	—	—	—	41,003

A Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust’s Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Independent Trustees”). A Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a particular Fund. Any amendment to a Plan to increase materially the amount a Fund is authorized to pay thereunder would require approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund. Other material amendments to the Trust’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Independent Trustees.

DESCRIPTION OF SHARES

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. Shareholders of the Trust and any other future series or classes of the Trust will vote in the aggregate and not by series or class except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or class. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Additional Information Regarding Sales Charges

The following information supplements and should be read in conjunction with the section in the Fund’s prospectus titled “The Funds’ Share Classes.”

Class A Shares – Sales Charge Reductions and Waivers

As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Rights of Accumulation. Subject to the limitations described below regarding aggregation, you may take into account your accumulated holdings in Class A shares of the Funds to determine your sales charge on investments in accounts eligible to be aggregated.

Qualifying investments for aggregation include those made by you and your “immediate family members” as discussed in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•	individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;
•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
•	trust accounts established by you or your immediate family;

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•	endowments or foundations established and controlled by you or your immediate family; or
•	529 accounts, which will be aggregated at the account owner level.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust, estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;
•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or
•	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes, or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of a broker-dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent (“Letter”).  Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter. The Letter will be considered completed if the shareholder dies within the 13-month Letter Period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter Period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Concurrent Purchases.  As described in the Prospectus, you may reduce your Class A sales charge by combining simultaneous purchases of Class A shares of the Funds subject to a sales load.

Other Purchases.  In addition to those purchasers discussed in the prospectus, Class A shares of the Funds also may be sold at net asset value (without the imposition of a front-end sales charge) to:

1. the Advisor and its affiliated companies as well as accounts managed by the Advisor and its affiliated companies;

2. an individual or entity with a substantial business relationship with the Advisor and its affiliated companies, or an individual or entity related or relating to such individual or entity;

3. full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

4. directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

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As discussed in the prospectus, Class A sales charges also may be waived on purchases made through certain fee-based programs. These programs include those with banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee.

In general, Class A shares are offered at net asset value to the relevant persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving Between Accounts.  Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;
•	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and
•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Class A Shares and Class C Shares — Contingent Deferred Sales Charges

As discussed in the prospectus, the redemption of Class C shares may be subject to a contingent deferred sales charge (“CDSC”) if you redeem your shares within one year of purchase. In addition, if you purchased $1,000,000 or more of Class A shares of a Fund that were not otherwise eligible for a sales charge waiver and subsequently redeem your shares within 12 months from your date of purchase, you may pay up to a 1.00% CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gain distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. The Advisor or the Fund’s transfer agent may require documentation prior to waiver of the CDSC.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

Additional Information Regarding Redemptions

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “How To Redeem Shares.”

Redemption In Kind

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90 day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

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Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (1) during any period when the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings); (2) when trading in the markets the Fund ordinarily uses is restricted, or when an emergency exists such that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (3) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

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PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Funds. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Except for these reports, or as otherwise specifically permitted by the Trust’s policy, information regarding a Fund’s portfolio holdings may not be provided to any person.

Information regarding a Fund’s portfolio securities, and other information regarding the investment activities of a Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of a Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the “CCO”). Such information is typically disclosed the day after each calendar month end. In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of a Fund. The Trust’s policy permits: (1) disclosure of information to a Fund’s investment advisor or to other service providers to the Trust (including its administrator, distributor, custodian, legal counsel and auditors) or to broker and dealers through which portfolio securities are purchased and sold (but only with respect to information relating to the particular securities being purchased or sold); or (2) disclosure of holdings of or transactions in portfolio securities that is made on the same basis to all shareholders of a Fund. The CCO is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, a Fund is disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and a Fund and is unlikely to affect adversely the Trust or such Fund. Any such arrangements approved by the CCO are subject to duties of confidentiality and not to trade on such information and are required to be reported to the Board. The Trust believes that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of a Fund and its shareholders and that disclosure is not made under circumstances where the Advisor, the Distributor or an affiliated person of the Advisor or Distributor stands to benefit to the detriment of a Fund.

The Board has approved the Trust’s policy regarding disclosure of portfolio holdings information. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to the Fund’s portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust’s compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Trust’s policy, the Advisor, the Trust and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to a Fund’s portfolio securities held, purchased or sold by a Fund.

Consistent with the Trust’s policy, information relating to a Fund’s portfolio securities are provided to certain persons as described in the following table. Such persons are subject to duties not to trade on such information and duties of confidentiality. There are no other arrangements in effect involving the disclosure of information regarding a Fund’s portfolio holdings.

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Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions
Advisor	Daily	Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Independent Registered Public Accounting Firm	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers	Twice a year — printing of semi-annual and annual reports	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.
Broker-dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale — no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical
Rating and Ranking organizations	First business day after a month end	Contractual and Ethical
Companies that provide analytical services to the Funds and the Advisor	First business day after a month end	Contractual and Ethical

DETERMINATION OF NET ASSET VALUE

The price of a Fund’s shares is based on its net asset value (or NAV), which is calculated by dividing the value of the Fund’s assets (i.e. the value of its assets less its liabilities) by the total number of shares outstanding. The NAV of a Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The price at which a security is purchased or redeemed is based on the next calculation of NAV after receipt of an order in proper form by the Fund’s transfer agent or an appropriate financial intermediary.

Securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. Securities listed on the Nasdaq National Market System (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. If the last sale price on the NYSE is different from the last sale price on any other exchange on which a security is traded, the NYSE price will be used. However, if a last-quoted sales price is not readily available, securities will be valued at the mean of the last bid and ask price. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day.

Pursuant to procedures adopted in good faith by the Board, the Funds will fair value their securities and other assets when market quotations are not readily available. Generally, this includes securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event, securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. A “significant event” is one that occurred prior to the Funds’ valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security.

Fair value pricing is intended to result in a more accurate determination of a Fund’s net asset value and should reduce the potential for stale pricing arbitrage opportunities in a Fund. However, attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the

24

price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

Because each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, each Fund will incur tax expenses. In calculating each Fund’s daily NAV, each Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in each Fund’s daily NAV.

Each Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by each Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. A Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce that Fund’s NAV.

Each Fund also will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of that Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase that Fund’s NAV. To the extent each Fund has a deferred tax asset balance, that Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of that Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), each Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. Each Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. Each Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to that Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to each Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Each Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of that Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

Each Fund’s deferred tax asset and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. Each Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to that Fund on a timely basis, in order to estimate that Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. Each Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of each Fund’s deferred tax liability and/or asset balances used to calculate each Fund’s NAV could vary dramatically from each Fund’s

25

actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of each Fund’s actual tax liability may have a material impact on each Fund’s NAV. Each Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding that Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to that Fund at such time. From time to time, each Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of each Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in that Fund’s NAV per share, which could be material.

TAXATION OF THE FUNDS

Although the Internal Revenue Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Funds do not, and are not expected to, meet current tests for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code because of the fact that most or substantially all of each Fund’s investments will consist of investments in MLP securities. The regulated investment company tax rules therefore have no application to the Funds or to you as an owner of a Fund’s shares. Consequently, the Funds are taxable as corporations for federal and state income tax purposes and, thus, will pay federal and state income tax on their taxable income.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The aggregate amount of brokerage commissions paid by each Fund in the fiscal year ended November 30, 2010 is set forth below. The Funds commenced operations on March 31, 2010, therefore, the information provided is for the Fund’s initial eight months of operations.

BROKERAGE COMMISSIONS

Aggregate Brokerage Commissions for the fiscal year ended November 30
2010
Select 40 Fund	157,346
Alpha Fund	83,646
Income Fund	58,768

The Advisor may serve as investment advisor to other clients, including private investment companies, and the Advisor may in the future act as investment advisor to other registered investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Funds and others whose assets are managed by the Advisor in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Funds.

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and best execution of transactions.

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Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Advisor from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Trust’s policies, the Advisor effects transactions with brokers and dealers it believes provide the most favorable prices and are capable of providing efficient executions. The Advisor may place portfolio transactions with a broker or dealer that furnishes research and other services to the Advisor consistent with Section 28(e) of the Securities Exchange Act of 1934. The information and services received by the Advisor from brokers and dealers may be used for more than one account managed by the Advisor, and may benefit in the accounts of other clients and not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, the Advisor believes the value of such services is not determinable and does not significantly reduce its expenses.

PROXY VOTING PROCEDURES

The Trust has delegated authority to vote proxies to the Advisor, subject to the supervision of the Board. It is the Advisor’s policy to vote all proxies received by the Funds in a manner that serves the best interests of the Funds. The policy includes procedures to address potential conflicts of interest between the Fund’s shareholders and the Advisor, Distributor or their affiliates. The Advisor’s proxy voting policies are attached to this SAI as Appendix A.

The actual voting records relating to portfolio securities during the 12-month period ending June 30 are available without charge, upon request by calling toll-free, 888-614-6614, or by accessing www.steelpath.com or the SEC’s website at www.sec.gov.

GENERAL INFORMATION

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new opening Account Applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, is the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board of Trustees.

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Custodian

UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO 64141, serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians. Cash held by the custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits.

Administrator

The Trust has entered into an agreement with UMB Fund Services, Inc. (the “Administrator”), 803 West Michigan Street, Milwaukee, WI 53233, to provide various administrative and accounting services necessary for the operations of the Trust and the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring the Funds compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Administrator is affiliated with the Funds’ Distributor. Each Fund pays the Administrator an annual fee calculated based upon the Fund’s average daily net assets. The fee is paid monthly. For the fiscal year ended November 30, 2010, the SteelPath MLP Select 40 Fund paid the Administrator a total of $127,998, the SteelPath MLP Alpha Fund paid the Administrator a total of $93,904 and the SteelPath MLP Income Fund paid the Administrator a total of $73,353. The Funds commenced operations on March 31, 2010, therefore, the information provided is for the Fund’s initial eight months of operations.

Transfer Agent

UMB Fund Services, Inc. also serves as transfer agent for the Trust.

Legal Counsel

K&L Gates LLP serves as counsel to the Trust.

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Financial Statements

The Funds’ audited financial statements, including the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights included in the Funds’ 2010 annual report to shareholders, are incorporated herein by reference. Copies of the annual report may be obtained free of charge by writing to SteelPath Fund Advisors, LLC, 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201, calling 888-614-6614 or going online at www.steelpath.com.

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Appendix A

INTRODUCTION

Proxies are an asset of a client account, which should be treated by SteelPath with the same care, diligence and loyalty as any asset belonging to a client. As such, SteelPath views seriously its responsibility to exercise voting authority over securities that are owned by its client’s portfolios. The following guidelines should be observed with respect to proxies. These guidelines also address special provisions for voting proxies of the SteelPath Mutual Funds (the “Trust”), and conflicts of interests that may arise in connection with such proxies. A client may direct SteelPath to vote in a particular manner at any time upon written notice to SteelPath.

POLICY STATEMENT

The Firm understands and appreciates the importance of proxy voting. To the extent that Firm has discretion to vote proxies for an Advisory Client, the Firm will vote any such proxies in the best interests of the Advisory Client and in accordance with the procedures outlined below (as applicable).

SteelPath’s policy is to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of its clients.

PROCEDURES

All proxies sent to Advisory Clients that are actually received by the Firm (to vote on behalf of the Advisory Client) will be provided to the SteelPath through a third-party voting administrator.

SteelPath will generally adhere to the following procedures (subject to limited exception):

•	A written record of each proxy voted on by the Firm will be kept in the Firm’s files;
•	The Chief Compliance Officer or designee will call a meeting (which may be via telephone) of appropriate officers and/or employees (collectively referred to as “Proxy Voting Committee”)
•	Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.
•	If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in below. The internal proxy administrator will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.
•	The third-party proxy administrator shall maintain the voting records.
Handling of Conflicts of Interest

As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between the Firm and Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Firm (or any affiliate of the Firm) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client.

If a conflict is identified and deemed “material” by the Proxy Voting Committee, the Firm will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of affected Advisory Clients. If conflicts arise, the Firm will:

•	Engage outside counsel to determine how to vote such proxies; or
•	Determine it is appropriate to disclose the conflict to affected Advisory Clients and give Advisory Clients the opportunity to vote the proxies in question themselves.

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Voting Guidelines

In the absence of specific voting guidelines mandated by a particular Managed Account, the Firm will endeavor to vote proxies in the best interests of each Advisory Client.

Although voting certain proxies may be subject to the discretion of the Firm, the Firm is of the view that voting proxies in accordance with the following general guidelines is in the best interests of the Advisory Clients:

The Firm will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

•	Election of directors (where there are no related corporate governance issues);
•	Selection or reappointment of auditors; or
•	Increasing or reclassification of common stock.

The Firm will generally vote against proposals that:

•	Make it more difficult to replace members of the issuer’s board of directors or board of managers; and
•	Introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain Advisory Clients).

The Firm will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.

The Firm will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.

The Firm will generally vote against proposals to move the company to another state less favorable to shareholders’ interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

Disclosure of Procedures

Employees should note that a brief summary of these proxy-voting procedures will be included in the Firm’s Form ADV Part II and will be updated whenever these policies and procedures are updated. Advisory Clients will also be provided with contact information as to how they can obtain information about the details of the Firm’s procedures (i.e., a copy of these procedures), and voted proxies.

Books and Records

The Proxy Administrator is responsible for maintaining files relating to the Firm’s proxy voting records. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in the offices of the Firm.

Records of the following will be included in the files:

•	Copies of these proxy voting policies and procedures, and any amendments thereto;
•	A copy of each proxy statement that the Firm actually receives;
•	A record of each vote that the Firm casts;
•	A copy of any document that the Firm created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and
•	A copy of each written request for information on how the Firm voted proxies and a copy of any written response to any request for information on how the Firm voted proxies on behalf of an Advisory Client.

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PART C

OTHER INFORMATION

Item 28. Exhibits.

Exhibit Number	Description
(a)(1)	Certificate of Trust, incorporated by reference to the Registrant’s registration statement on Form N-1A filed on December 9, 2009 (File No. 333-163614).
(a)(2)	Certificate of Amendment to Certificate of Trust, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010 (File No. 333-163614).
(a)(3)	Amended and Restated Declaration of Trust. (Filed herewith.)
(b)	Form of Amended and Restated Bylaws of Registrant, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010. (File No. 333-163614).
(c)	None other than in Exhibits (a)(3) and (b).
(d)	Form of Investment Advisory Agreement between Registrant and SteelPath Fund Advisors, LLC, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010. (File No. 333-163614).
(e)	Form of Distribution Agreement between Registrant and the UMB Distribution Services, LLC, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010. (File No. 333-163614).
(f)	Not applicable.
(g)	Form of Custody Agreement between Registrant and UMB Bank, n.a., incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010. (File No. 333-163614).
(h)(1)	Form of Administration and Fund Accounting Agreement between Registrant and UMB Fund Services, Inc., incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010. (File No. 333-163614).
(h)(2)	Form of Transfer Agency Agreement between Registrant and UMB Fund Services, Inc., incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010. (File No. 333-163614).
(h)(3)	Form of Expense Limitation and Reimbursement Agreement for SteelPath MLP Select 40 Fund between Registrant and SteelPath Fund Advisors, LLC, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010. (File No. 333-163614).
(h)(4)	Form of Expense Limitation and Reimbursement Agreement for SteelPath MLP Alpha Fund between Registrant and SteelPath Fund Advisors, LLC, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010. (File No. 333-163614).
(h)(5)	Form of Expense Limitation and Reimbursement Agreement for SteelPath MLP Income Fund between Registrant and SteelPath Fund Advisors, LLC, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010. (File No. 333-163614).
(h)(6)	Form of Inbound Call Management and Fulfillment Services Agreement between Registrant and UMB Distribution Services, LLC, incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010. (File No. 333-163614).
(h)(7)	Amended and Restated Service Plan for Class A Shares. (Filed herewith.)
(i)	Opinion and Consent of K&L Gates LLP. (Filed herewith.)
(j)	Consent of Cohen Fund Audit Services, Ltd., independent registered public accounting firm for The SteelPath MLP Funds Trust. (Filed herewith)

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Exhibit Number	Description
(k)	Not applicable.
(l)	Initial Seed Capital Subscription Agreement, incorporated by reference to the Registrant’s registration statement on Form N-1A filed March 3, 2010. (File No. 333-163614).
(m)(1)	Rule 12b-1 Plan for Class A Shares. (Filed herewith)
(m)(2)	Rule 12b-1 Plan for Class C Shares. (Filed herewith)
(n)	Amended and Restated Plan Pursuant to Rule 18f-3. (Filed herewith.)
(o)	Not applicable.
(p)	Amended and Restated Joint Code of Ethics of Registrant and SteelPath Fund Advisors, LLC. (Filed herewith.)

Other Exhibits.

(q)(1)	Power of Attorney from Edward F. Kosnik for The SteelPath MLP Funds Trust. (Filed herewith.)
(q)(2)	Power of Attorney from Duke R. Ligon for The SteelPath MLP Funds Trust. (Filed herewith)
(q)(3)	Power of Attorney from Davendra S. Saxena for The SteelPath MLP Funds Trust. (Filed herewith)
(q)(4)	Power of Attorney from Peter M. Lebovitz for The SteelPath MLP Funds Trust. (Filed herewith.)

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

Article VII of the Amended and Restated Declaration of Trust of the Registrant states:

Section 2. Indemnification and Limitation of Liability.

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Adviser or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 3. Trustee’s Good Faith Action; Expert Advice; No Bond or Surety.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4. Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his capacity or former capacity with the Trust.

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Article VI of the Amended and Restated By-Laws of the Registrant states:

Section 1. Agents, Proceedings and Expenses.

For purposes of this Article VI, “agent” means any person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a Trustee, director, partner, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, partner, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article VI.

Section 2. Actions Other Than By Trust.

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceedings, if it is determined that such person acted in good faith and reasonably believed: (i) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests and (ii) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (iii) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. Actions by The Trust.

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that such person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. Exclusion Of Indemnification.

Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Trust.

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No indemnification shall be made under Sections 2 or 3 of this Article VI:

(a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of with or without court approval, unless the required approval set forth in Section 6 of this Article VI is obtained.

Section 5. Successful Defense By Agent.

To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article VI or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article VI.

Section 6. Required Approval.

Except as provided in Section 5 of this Article VI, any indemnification under this Article VI shall be made by the Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article VI and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article VI, by:

(a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the 1940 Act); or

(b) A written opinion by an independent legal counsel.

Section 7. Advance Of Expenses.

Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the 1940 Act), or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article VI for determining that the indemnification is permissible.

Section 8. Other Contractual Rights.

Nothing contained in this Article VI shall affect any right to indemnification to which persons other than Trustees and officers of the Trust or any subsidiary hereof may be entitled by contract or otherwise.

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Section 9. Limitations.

No indemnification or advance shall be made under this Article VI, except as provided in Sections 5 or 6 in any circumstances where it appears:

(a) That it would be inconsistent with a provision of the Declaration, a resolution of the Shareholders, or an agreement in effect at the time of accrual or the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. Insurance.

Upon the approval of the Board of Trustees, the Trust may purchase and maintain insurance protecting any agent of the Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but the portion of the cost of such insurance protecting the agent against liabilities as to which the Trust would not have the power to indemnify the agent under the provisions of this Article VI and the Declaration shall not be borne by the Trust.

Section 11. Fiduciaries Of Employee Benefit Plan.

This Article VI does not apply to any proceeding against any Trustee, Investment Manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of the Trust as defined in Section 1 of this Article VI. Nothing contained in this Article VI shall limit any right to indemnification to which such a Trustee, Investment Manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article VI.

Sections 7 and 9 of the Registrant’s Investment Advisory Agreement states:

7. The Trust assumes and shall pay or cause to be paid all expenses of the Trust not expressly assumed by the Advisor under this Agreement, including without limitation: any payments pursuant to any plan of distribution adopted by the Trust; the fees, charges and expenses of any registrar, custodian, accounting agent, administrator, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the costs and expenses of engraving and printing stock certificates; the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and the Funds and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees and members of any advisory board or committee who are not also officers, directors or employees of the Advisor or who are not officers or employees of any company affiliated with the Advisor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel to the Trust and its Trustees; fees and expenses of the Trust’s independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto).

9. In the event the operating expenses of a Fund, including amounts payable to the Advisor pursuant to paragraph 8 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed any expense limitation applicable to the Fund under any state securities laws or regulations (as such limitations may be raised or lowered or waived upon application of the Trust or the Advisor from time to time) and which are not pre-empted by federal law, the Advisor shall reduce its fee to the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust for annual operating expenses of the Fund in excess of such expense limitation; provided, however, that there shall be excluded from expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification relating thereto) paid or payable by the Fund to the extent permissible under applicable laws and regulations. The

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amount of any such reduction in fee or reimbursement of expenses shall be calculated and accrued daily and settled on a monthly basis, based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Advisor’s fee shall be applicable.

Section 4 of the Registrant’s Distribution Agreement states:

4. Indemnification.

4.2(a) Distributor shall indemnify, defend and hold the Trust, and each of its present or former trustees, officers, employees, representatives, and any person who controls or previously controlled the Trust within the meaning of Section 15 of the 1933 Act (“Trust Indemnitees”), free and harmless from and against any and all Losses which the Trust, and each of its present or former trustees, officers, employees, representatives, or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, (a) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in the Trust’s registration statement or any prospectus, as from time to time amended or supplemented, or the omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statement not misleading, but only if such statement or omission was made in reliance upon, and in conformity with, information relating to the Distributor and furnished in writing to the Trust or its counsel by the Distributor for the purpose of, and used in, the preparation thereof, or (b) to the extent any Losses arise out of or result from the willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Distributor’s agreement to indemnify the Trust and any of the Trust Indemnitees shall not be deemed to cover any Losses to the extent they arise out of or result from the Trust’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement. Promptly after receipt by the Trust of notice of the commencement of an investigation, action, claim or proceeding, the Trust shall, if a claim for indemnification in respect thereof is to made under this section, notify the Distributor in writing of the commencement thereof, although the failure to do so shall not prevent recovery by the Trust or any Trust Indemnitee.

4.2(b) The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such loss, claim, demand, liability, damage or expense, but if the Distributor elects to assume the defense, such defense shall be conducted by counsel chosen by the Distributor and approved by the Trust, which approval shall not be unreasonably withheld. In the event the Distributor elects to assume the defense of any such suit and retain such counsel and notifies the Trust of such election, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them subsequent to the receipt of the Distributor’s election. If the Distributor does not elect to assume the defense of any such suit, or in case the Trust does not, in the exercise of reasonable judgment, approve of counsel chosen by the Distributor, or in case there is a conflict of interest between the Distributor and the Trust or any of the Trust Indemnitees, the Distributor will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Trust and them. The Distributor’s indemnification agreement contained in this Section 4.2 and the Distributor’s representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Trust or any of the Trust Indemnitees, and shall survive the delivery of any Shares and the termination of this Agreement. This agreement of indemnity will inure exclusively to the Trust’s benefit, to the benefit of each of the Trust Indemnitees and their estates and successors. The Distributor agrees promptly to notify the Trust of the commencement of any litigation or proceedings against the Distributor or any of its current or former officers, directors, managers, members, agents or affiliates in connection with the issue and sale of any of the Shares.

Section 5(c) of the Registrant’s Inbound Call Management and Fulfillment Services Agreement states:

5. Limitation of Liability

(c) UMBDS agrees to indemnify and hold harmless the Trust, its trustees, officers, agents and affiliates (collectively the “Trust Indemnified Parties”), from and against any and all claims, demands, costs, charges,

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reasonable counsel fees and other expenses of every nature and character which may be asserted against or incurred by a Trust Indemnified Party or for which any Trust Indemnified Party may be held liable arising out of or in any way relating to UMBDS’ willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

SteelPath Fund Advisors, LLC is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Information as to any other substantial business in which the directors, officers or partners of SteelPath Fund Advisors, LLC have been engaged within the last two fiscal years as director, officer, employee, partner or trustee is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-70946) and is incorporated herein by reference.

Item 32. Principal Underwriter.

(a) UMB Distribution Services, LLC (the “Distributor”) is a broker-dealer that is a member of the Financial Industry Regulatory Authority. The Distributor currently serves as principal underwriter for the following investment companies other than the Registrant:

Cheswold Lane Funds, Commonwealth International Series Trust, Giant 5 Funds, Green Century Funds, Lotsoff Capital Management Investment Trust, The Marsico Investment Fund, Nakoma Mutual Funds, Scout Funds, and The Westport Funds.

(b) The following is a list of the directors and executive officers of the Distributor, all of which have as their principal business address 803 W. Michigan St., Milwaukee, WI 53095:

Name	Position with Distributor	Position and Offices With Registrant
Robert J. Tuszynski	President	None
Christine L. Mortensen	Treasurer	None
Constance Dye Shannon	Secretary	None
Karen Fay Luedtke	Chief Compliance Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, are maintained at the offices of UMB Fund Services, Inc., 803 W. Michigan St., Milwaukee, WI 53095.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that this Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A (“Post-Effective Amendment”) meets all the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Dallas, and the State of Texas, on the 27th day of May, 2011.

THE STEELPATH MLP FUNDS TRUST

By:	/s/ Gabriel Hammond Gabriel Hammond Trustee and President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Gabriel Hammond Gabriel Hammond	Trustee and President	May 27, 2011
/s/ Stuart Cartner Stuart Cartner	Vice President and Treasurer	May 27, 2011
/s/ Edward F. Kosnik* Edward F. Kosnik	Trustee	May 27, 2011
/s/ Duke R. Ligon* Duke R. Ligon	Trustee	May 27, 2011
/s/ Davendra S. Saxena* Davendra S. Saxena	Trustee	May 27, 2011
/s/ Peter Lebovitz* Peter Lebovitz	Trustee	May 27, 2011
*By: /s/ Gabriel Hammond Gabriel Hammond, Attorney-in-Fact

Exhibit Index

Exhibit No.	Description
Exhibit (a)(3)	Amended and Restated Declaration of Trust
Exhibit (h)(7)	Amended and Restated Service Plan for Class A Shares.
Exhibit (i)	Opinion and Consent of K&L Gates LLP.
Exhibit (j)	Consent of Cohen Fund Audit Services, Ltd., independent registered public accounting firm for The SteelPath MLP Funds Trust.
Exhibit (m)(1)	Rule 12b-1 Plan for Class A Shares.
Exhibit (m)(2)	Rule 12b-1 Plan for Class C Shares.
Exhibit (n)	Amended and Restated Plan Pursuant to Rule 18f-3.
Exhibit (p)	Amended and Restated Joint Code of Ethics of Registrant and SteelPath Fund Advisors, LLC.
Exhibit (q)(1)	Power of Attorney from Edward F. Kosnik for The SteelPath MLP Funds Trust.
Exhibit (q)(2)	Power of Attorney from Duke R. Ligon for The SteelPath MLP Funds Trust.
Exhibit (q)(3)	Power of Attorney from Davendra S. Saxena for The SteelPath MLP Funds Trust.
Exhibit (q)(4)	Power of Attorney from Peter M. Lebovitz for The SteelPath MLP Funds Trust.